Balter Event-Driven Fund

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

Prospectus

December 29, 2015

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	9
Investment Objective	9
Principal Investment Strategies	9
Principal Risks of Investing in the Fund	10
Portfolio Holdings Information	16
Management of the Fund	16
The Adviser	16
The Sub-Adviser	17
Portfolio Managers	18
Shareholder Information	19
Choosing a Share Class	19
More About Institutional Class Shares	19
More About Investor Class Shares	19
Share Price	19
How to Purchase Shares	20
How to Redeem Shares	22
Redemption Fee	24
Tools to Combat Frequent Transactions	24
Distribution of Fund Shares	25
Distributions and Taxes	26
Tax Status, Dividends and Distributions	26
Financial Highlights	27
PRIVACY NOTICE	28

Summary Section

Investment Objective. The investment objective of the Balter Event-Driven Fund (the “Fund”) is to seek to generate absolute returns.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.80%	1.80%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses(1) (Investor Class includes 0.05% of Shareholder Servicing Fees)	0.62%	0.67%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.43%	2.73%
Fee Waiver/Expense Reimbursement	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	2.00%	2.30%
(1)	These expenses are based on estimated amounts for the Fund's current fiscal year.
(2)	This number represents an estimate for the Fund’s current fiscal year of the combined total fees and operating expenses of underlying funds owned by the Fund and would not be a direct expense incurred by the Fund or deducted from Fund assets
(3)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Institutional Class	$203	$717
Investor Class	$233	$807

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund was not operational during the most recent fiscal year, the Fund’s portfolio turnover rate will not be provided at this time.

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is

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an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, lawsuits, various arbitrages, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•         Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations.

•         Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim.

•         Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities.

•         Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•         Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties

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and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.

•	Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

•	Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

•	Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a
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desired rate of return. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

•	Exchange-Traded Funds Risk: Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•	Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

•	General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•	Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

•	High-Yield and Unrated Securities Risk. The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high-yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

•	Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur
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some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

•	Leveraging Risk. The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•	Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

•	Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

•	Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•	PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

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•	Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

•	Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments.

Performance. The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2014 compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund is the successor to the Tiburon Credit Opportunities Master Fund, Ltd. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Sub-Adviser managed the Predecessor Fund, and the Fund’s investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of anticipated fees and expenses applicable to the Institutional Class Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different. Please refer to the financial statements of the Predecessor Fund in the Fund’s Statement of Additional Information for additional information on the Predecessor Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-322-8112 or on the Fund’s website www.balterliquidalts.com.

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Institutional Class Shares[1]

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Institutional Class shares as of November 30, 2015 was 1.11%. During the period shown in the bar chart, the best performance for a quarter was 11.52% (for the quarter ended 3/31/2011). The worst performance was -5.77% (for the quarter ended 9/30/2014).

Average Annual Total Returns For the Periods Ended December 31, 2014(1)	One Year	Three Years	Life of Fund(2)
Institutional Class Shares
Return Before Taxes	1.06%	9.97%	10.11%
Return After Taxes on Distributions	1.06%	9.97%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	7.76%	8.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	15.45%
Investor Class Shares
Returns Before Taxes	0.76%	9.64%	9.79%
Barclays US Corporate High Yield (reflects no deduction for fees, expenses or taxes)	2.45%	8.43%	9.03%
HFRX Event Driven Index (reflects no deduction for fees, expenses or taxes)	-4.06%	5.00%	2.34%
(1)	This performance information reflects the performance of the Predecessor Fund as adjusted to reflect Institutional Class Shares and Investor Class Shares expenses reflected in the Fee Table. Returns after tax on distributions are not shown because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors. The Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.
(2)	The Predecessor Fund commenced operations on February 1, 2010.

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but

[1] The returns shown in the bar chart are for Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses and sales load charges.

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assumes that Fund shares are still held at the end of the period. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7 trillion benchmarked to the index, with index assets comprising approximately USD 1.9 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.

The HFRX Event Driven Index includes investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. Tiburon Capital Management, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	December 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	December 2015
Ben R. Deschaine, CAIA	Portfolio Manager	December 2015
The Sub-Adviser
Peter Lupoff	CEO and Co-Portfolio Manager	December 2015
Brian Swain	Managing Director and Co-Portfolio Manager	December 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter Event-Driven Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate absolute returns.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, various arbitrages, lawsuits, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

The Fund’s Sub-Adviser:

•	does not have a long only bias (the Fund can be long or short anywhere in a company’s capital structure, depending upon where the best risk adjusted returns reside);
•	does not maintain static portfolio, and the Fund shall actively trade around core positions to mitigate volatility;
•	has a team of investment professionals with extensive investment and structuring experience committed to working together;
•	has a commitment to an investment philosophy and style that employs a fundamental “bottom up” deep value analysis and keen eye for “revaluation catalysts” that revalue company securities to fair value in a step-function change (see the “BRACE Methodology” below); and
•	has a disciplined and rigorous risk management framework.
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The Sub-Adviser’s proprietary BRACE Methodology it is the linchpin of the sub-adviser’s scalable, consistent investment approach that it believes will produce superior risk-adjusted returns while minimizing downside deviation. BRACE is part of the sub-adviser’s investment process, and is required for every trade idea.

The BRACE Methodology has five underlying elements: “B” Bottom-Up: company and industry analysis (deep value based), “R” Revaluation Catalyst: (a hard event that can revalue a company’s securities to fair value in a step function change), “A” Actors Assessment: (assessing the prospective acts of involved financial actors and how their actions can influence outcomes), “C” Capital Structure review: (review credit agreement and all bond indentures to understand priority of interests and differing rights and remedies) and “E” Externalities: macro, process, technical, legal (the outward looking element – investment landscape and macro considerations, knowledge of key dates such as interest payment dates, maturities, court dates and quarterly results; assessment of market technical data such as competitor liquidations, dealer exposures).

In addition to the principal investment strategies discussed above, the Adviser may lend the Fund’s securities to broker-dealers or other institutions to earn income for the Fund.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the sub-adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. The markets in bankruptcy claims are not generally regulated by U.S. federal securities laws or the SEC. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above

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investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s

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or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a desired rate of return. For example, the consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. Event driven strategies may fail when adequate information about the event is unavailable or information available is improperly analyzed. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Exchange-Traded Funds Risk. Investment in ETFs carry security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S.

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Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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High-Yield and Unrated Securities Risk. The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

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Leveraging Risk. The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments.

Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

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Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each of the Funds is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.80% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodities pool operator with the U.S. Commodity Futures Trading Commission.

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Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with Tiburon Capital Management, LLC, and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with Tiburon Capital Management, LLC. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

Tiburon Capital Management, LLC, 1345 Avenue of the Americas, 3rd floor, New York, NY 10105, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Tiburon Capital Management, LLC is registered as an investment adviser with the SEC. Tiburon Capital Management, LLC was founded in 2009.

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A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Peter Lupoff. Peter Lupoff is the founding member of Tiburon Capital Management, LLC. Mr. Lupoff was previously a portfolio manager and Millennium Management LLC and Robeco WPG where he ran substantially similar strategies to those he employs for Tiburon Capital Management, LLC. Mr. Lupoff began his nearly 20 years of investment experience in this sector of the alternatives market in 1990 with MJ Whitman, Inc. At Whitman, Mr. Lupoff was a partner, member of the Board of Directors, portfolio manager and trader. He managed all activities as principal and agent in distressed private obligations for Whitman funds. After seven years, he spent one year at Lehman Brothers as a senior vice president where he traded and managed distressed private obligations for Lehman’s distressed/high yield proprietary unit and then five years doing restructurings, turn-around management and small, private direct investments via Tiburon Holdings, LLC. In 2003, Mr. Lupoff joined Schultze Asset Management LLC (“Schultze) where, as a managing director, he was involved in every facet of Schultze’s managed funds. The firm was named GAIM Top Performing Emerging Distressed Manager in 2004. He then spent eight months with EagleRock Capital Management, LLC where his responsibilities included portfolio management and research analysis and trading of distressed and high yield securities. EagleRock was named MARHedge’s Top Performing Event-Driven Manager in 2005. Mr. Lupoff’s prior investment experience includes CIBC, Bank of New York and Integrated Resources. Mr. Lupoff holds a B.A. degree from Hofstra University and an MBA degree from Fordham University. Mr. Lupoff is a Member of Professional Risk Manager’s International Association (“PRMIA”), International Association of Financial Engineer.

Brian Swain, CFA. Mr. Swain has over 20 years of alternative investment experience. He is the founding principal of Quattro Global Capital, LLC and served as its Chief Investment Officer and US Portfolio Manager since its inception in 1998 until 2012. He was Managing Director, Director of Research, and Portfolio Manager of Special Situations portfolio at The Palladin Group, L.P. (1992-1998) and Analyst at The Penn Mutual Life Insurance Company (1988-1992). He has extensive product management, analytical and trade structuring experience in convertible, high yield, derivatives, private securities and risk structures and is a Chartered Financial Analyst (CFA) Charter holder and a member of the Association of Investment Management and Research, as well as of the New York Society of Security Analysts. He has a BS in Finance from the Pennsylvania State University.

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Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter Event-Driven Fund” to:

via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent

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investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter Event-Driven Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying

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information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the

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Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

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Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
•	Rejecting or limiting specific purchase requests, and
•	Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

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The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

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Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax

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considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Financial Highlights

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

27

PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

29

Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-322-8112, or by writing to:

Balter Event-Driven Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: December 29, 2015

Balter Event-Driven Fund

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

This Statement of Additional Information (“SAI”) provides general information about the Balter Event-Driven Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated December 29, 2015 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter Event-Driven Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-322-8112

---------------------------------

TABLE OF CONTENTS

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	23
Management of the Fund	25
Board of Trustees	25
Board Leadership Structure	25
Trustees and Officers	26
Board Committees	29
Trustee Compensation	30
Control Persons and Principal Shareholders	31
Investment Adviser	31
Sub-Adviser	33
Portfolio Managers	34
Other Service Providers	36
Distribution of Fund Shares	37
12b-1 Distribution and Shareholder Servicing Plan	38
Portfolio Transactions and Brokerage Allocation	40
Portfolio Turnover	41
Code of Ethics	42
Proxy Voting Procedures	42
Anti-Money Laundering Compliance Program	42
Portfolio Holdings Information	42
Determination of Net Asset Value	44
Financial Statements	50
APPENDIX “A” RATINGS DEFINITIONS	51
APPENDIX “B” Proxy voting policy	67

The Trust

The Balter Event-Driven Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

Tiburon Capital Management, LLC (the “Sub-Adviser”) serves as the Fund’s sub-investment adviser.

1

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to generate absolute returns. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Special Situations

A portion of the Fund’s portfolios will be invested in special situations. Special situations may include, but are not limited to, investment in public or private securities and obligations of companies involved in spin-offs, divestitures and/or other asset sales, legal disputes and regulatory actions. The Adviser or Sub-Adviser will employ the same research-intensive, fundamental analysis to make security selection in special situations. Further, the Adviser or Sub-Adviser’s broad contact base and knowledge of capital markets, with prudent risk management, allows the Adviser or Sub-Adviser to probability-weight outcomes and invest in such special situations accordingly. Special situations will routinely have a revaluation catalyst, believed by the Adviser or Sub-Adviser to likely cause a step-function revaluation of securities in which the Adviser or Sub-Adviser holds a long or short position. Such revaluation catalysts are multi-various, and can be more narrowly defined by what they are not: a bankruptcy, restructuring, recapitalization or liquidation.

Capital Structure Arbitrage

The Fund will also engage in modified capital structure arbitrage which consists of the purchase of securities of an issuer coupled with the sale of other securities of the same issuer to take advantage of attractive price disparities and/or otherwise to hedge certain of its exposure given that particular issuer’s financial situation. The Adviser or Sub-Adviser will seek to evaluate the terms and structure of an issuer’s debt and equity securities relative to each other and to the issuer’s business risk as well as an expected revaluation event. The Adviser or Sub-Adviser will generally seek capital structure arbitrage situations in which a revaluation catalyst is anticipated in the short to medium term. In addition, the Adviser or Sub-Adviser may be net long or net short. In the Adviser or Sub-Adviser’s view, capital structure arbitrage is a method of crafting an investment with an appropriate hedge and not really a separate strategy from those discussed herein.

Distressed/Stressed and/or Out-of-Favor Companies

A portion of the Fund’s assets could be invested in the securities of distressed/stressed and/or out-of-favor companies. The Adviser or Sub-Adviser believes that the securities of such companies are frequently undervalued by the marketplace, providing the prospect of greater appreciation than the financial instruments of more financially stable or less leveraged companies. Companies and securities that the Adviser or Sub-Adviser considers “distressed” typically include those that are distressed, stressed and out-of-favor such as: (i) those facing operating difficulties; (ii) those undergoing, or considered likely to undergo, reorganization under the U.S. federal bankruptcy law or similar laws in other countries; (iii) those which may or have been engaged in other extraordinary transactions, such as debt restructuring, reorganization and liquidation outside of bankruptcy; (iv) those facing a broad range of liquidity and other financial issues; and (v) those with limited Wall Street research coverage or otherwise not presently recommended by such analysts. The Adviser or Sub-Adviser may target financially and operationally

2

troubled companies exhibiting the potential for business improvement, but which are under-performing for such reasons as poor cost controls, overleveraged balance sheets, lack of liquidity or downturns in business or economic cycles. The Adviser or Sub-Adviser may also invest in troubled companies with poor prospects, but which are believed to have adequate underlying asset values. Distressed securities may consist of common or preferred stocks, bonds, bank loans, trade claims and other instruments.

Distressed/stressed and/or out-of-favor investments will routinely have a revaluation catalyst, believed by the Adviser or Sub-Adviser to likely cause a step-function revaluation of securities in which the Adviser or Sub-Adviser holds a long or short position. Such revaluation catalysts could include, but not be limited to, bankruptcy, restructuring, recapitalization or liquidation.

The Adviser or Sub-Adviser views the broader “Distressed” universe as a continuum with companies in financial crisis (“Stressed”) due to lack of access to capital, facing default, lawsuits, etc., that either recover due to asset sales or new capital, or file for bankruptcy (“Distressed”) to deal with the financial crisis. In addition, “Out-of-Favor” companies are often those that have emerged from Bankruptcy, and whose securities trade cheaply, in part due to lack of traditional sell-side coverage. As a result, a trade may be put on when a company is “Stressed”, which company may later be better classified as “Distressed”, upon a Bankruptcy filing, and “Out-of-Favor” as and when a Plan is confirmed, and the company emerges from Bankruptcy.

Risks Associated with Investments in Distressed Securities

The Fund invests in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Some of these securities may not be publicly traded, and it therefore may be difficult to obtain information as to the true condition of such issuers. Additionally, in certain periods, there may be little or no liquidity in markets for these securities.

Such investments also may be affected adversely by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the Fund’s investments may be less than investment grade. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is high. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Fund’s investors adequately for the risks assumed. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value

3

of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated. Troubled companies and other asset-based investments also require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser or Sub-Adviser. To the extent that the Adviser or Sub-Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. In addition, involvement by the Fund in an issuer’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position in the issuer.

Bank Loans

The Fund’s investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser or Sub-Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Bankruptcy Claims

The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. The markets in bankruptcy claims are not generally regulated by U.S. federal securities laws or the SEC. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Risks Associated with Bankruptcy Cases

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest primarily in debt, the debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and may be affected adversely by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal. Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as

4

to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there is a risk that the Fund’s influence with respect to a tranche of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the tranche.

In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds hereof, which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The Adviser or Sub-Adviser, on behalf of the Fund, may elect to serve, directly or through an affiliate, on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. In addition, a portion of the Fund’s assets will be invested in securities and loans with limited liquidity. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Adviser or Sub-Adviser concludes that its obligations owed to the other parties as a committee or group member materially conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its investments in such company while it continues to be represented on such committee or group. The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years, which could have an adverse effect on the Fund. In particular, instability in the credit markets may increase the volatility of the value of securities owned by the Fund and may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, these developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the

5

instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s in selecting and overseeing the Sub-Adviser and on the Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Adviser will be successful in this regard.

The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or the Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fall. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of taxes including withholding taxes on dividend or interest payments, and difficulty in obtaining and enforcing judgments against entities. Equities investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There are no absolute restrictions in regard to the size or operating experience of the companies in which the Fund may invest directly or indirectly. In addition, relatively small companies in which the Fund may invest may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower

6

markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar

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quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed

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countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

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In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these

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restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 95% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

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Fixed Income Securities

General

The Fund may invest in fixed income securities. Examples of such securities are described below.

Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

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Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

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Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is,

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their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases,

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the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing that involves the sale of a debt security held by the Fund, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment. Accordingly, the Fund is subject to a maximum percentage investment of one-third of its assets in reverse repurchase agreements.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market at least equal in value to its obligations in respect of reverse repurchase agreements.

Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs

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associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Derivative Strategies

General

The Fund may invest in futures, forwards, options, spot contracts and swaps on commodities, financial indices and instruments, currencies and interest rates (collectively, “Financial Instruments”). The use of such Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

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The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)	The prices of Financial Instruments can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options

The Fund may purchase call options in anticipation of an increase in the market value of the underlying reference instrument or a positive change in the currency in which such underlying instruments

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are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase the underlying reference instruments at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of the underlying reference instrument or a negative change in the currency in which such instrument are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified reference instruments or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified reference instrument owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying instrument. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying instrument. In addition, the Fund’s ability to sell the underlying instrument is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying instrument to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying instrument at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

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Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific underlying reference instrument at a specified future time at a specified price.

An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if the Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit

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event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Forward Trading. The Fund may trade forward contracts. Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Neither the CFTC nor any banking authority regulates trading in forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

In its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. However, the Fund intends to engage in forward trading only with large, well-capitalized banks and dealers. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both

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domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

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1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or
2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later

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changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Board has not appointed a Lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as

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the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee, and the Nominating Committee. All Independent Trustees are members of the Audit Committee, the Compensation Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee, the Compensation Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes. The Board of Trustees has also established a Valuation Committee for the Trust.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth above. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

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Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	33	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	32	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	32	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	32	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and	32	NONE
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Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (formerly, Gemcom, LLC) (2004-2012).	N/A	N/A
Jame P. Ash	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice	N/A	N/A
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80 Arkay Drive. Hauppauge, NY 11788 1976		President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members

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of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special meeting to be paid by the Adviser requesting the special meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to December 2015, each Trustee who is not an interested person of the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings paid at the beginning of each calendar quarter. The Audit Committee Chairman received a $1,250 additional quarterly fee. The “interested persons” who served as Trustees of the Trust received no compensation for their services as Trustees. None of the executive officers received compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the period ended November 30, 2015.

Name	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Trustees
Thomas T. Sarkany	$50,000	None	None	$60,000
Anthony Lewis	$50,000	None	None	$50,000
Keith Rhoades*	$55,000	None	None	$55,000
Randy Skalla	$50,000	None	None	$50,000
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***There are currently multiple series comprising the Trust. Trustees’ fees will be allocated equally to each Fund in the Trust.

****The term “Fund Complex” refers to the Northern Lights Funds Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Trust.

Trustee Ownership

Because there were no shares outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, there were no principal or control shareholders as there were no shares of the Fund outstanding.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for

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servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 21-22, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.80% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2017, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	1.99%
Investor Class	2.29%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration

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statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Adviser has only recently been engaged to manage the Fund and has not been paid any advisory fees as of the date of this SAI.

Sub-Adviser

As discussed in the Prospectus, Tiburon Capital Management, LLC, 1345 Avenue of the Americas, 3rd floor, New York, NY 10105, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund (the “Sub-Adviser” or “Tiburon”). Tiburon is registered as an investment adviser with the SEC. Tiburon was founded in November 2009. Tiburon is owned by Brian Swain (30%), Charlie Trisiripisal (30%) Peter Lupoff (30%), and Harini Chundu (10%).

The Sub-Adviser has agreed to furnish continuously an investment program for its assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund’s assets allocated to it shall be held in various securities, cash or other. In this connection, the Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. The Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator. Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

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Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Peter Lupoff. Peter Lupoff is the founding member of Tiburon Capital Management, LLC. Mr. Lupoff was previously a portfolio manager and Millennium Management LLC and Robeco WPG where he ran substantially similar strategies to those he employs for Tiburon Capital Management, LLC. Mr. Lupoff began his nearly 20 years of investment experience in this sector of the alternatives market in 1990 with MJ Whitman, Inc. At Whitman, Mr. Lupoff was a partner, member of the Board of Directors, portfolio manager and trader. He managed all activities as principal and agent in distressed private obligations for Whitman funds. After seven years, he spent one year at Lehman Brothers as a senior vice president where he traded and managed distressed private obligations for Lehman’s distressed/high yield proprietary unit and then five years doing restructurings, turn-around management and small, private direct investments via Tiburon Holdings, LLC. In 2003, Mr. Lupoff joined Schultze Asset Management LLC (“Schultze) where, as a managing director, he was involved in every facet of Schultze’s managed funds. The firm was named GAIM Top Performing Emerging Distressed Manager in 2004. He then spent eight months with EagleRock Capital Management, LLC where his responsibilities included portfolio management and research analysis and trading of distressed and high yield securities. EagleRock was named MARHedge’s Top Performing Event-Driven Manager in 2005. Mr. Lupoff’s prior investment experience includes CIBC, Bank of New York and Integrated Resources. Mr. Lupoff holds a B.A. degree from Hofstra University and an MBA degree from Fordham University. Mr. Lupoff is a Member of Professional Risk Manager’s International Association (“PRMIA”), International Association of Financial Engineer.

Brian Swain, CFA. Mr. Swain has over 20 years of alternative investment experience. He is the founding principal of Quattro Global Capital, LLC and served as its Chief Investment Officer and US Portfolio Manager since its inception in 1998 until 2012. He was Managing Director, Director of Research, and Portfolio Manager of Special Situations portfolio at The Palladin Group, L.P. (1992-1998) and Analyst at The Penn Mutual Life Insurance Company (1988-1992). He has extensive product management, analytical and trade structuring experience in convertible, high yield, derivatives, private securities and risk structures and is a Chartered Financial Analyst (CFA) Charter holder and a member of the Association of Investment Management and Research, as well as of the New York Society of Security Analysts. He has a BS in Finance from the Pennsylvania State University.

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Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of November 30, 2015.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	2	$271 million	7	$208 million	36	$965 million
Jay C. Warner,	2	$271 million	5	$102 million	36	$965 million
Ben R. Deschaine, Sr.	2	$271 million	0	$0	0	$0
The Sub-Adviser
Peter Lupoff	3	$9 million	3	$3 million	3	$49 million
Brian Swain	3	$9 million	3	$3 million	3	$49 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Tiburon

Because Tiburon Capital Management LLC manages other accounts pari passu with the Balter Event Driven Fund all trades placed across accounts may be placed as a block and filled pro rata based on assets until completed. The Sub-Adviser may not have involvement in this process as it may be automated by the dealing system.

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

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Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

Tiburon

Tiburon Capital Management’s portfolio managers are compensated on a combination of salary and bonus based on their particular ownership for receiving management and other incentive fees.

Portfolio Managers’ Ownership of the Fund

Because there were no shares outstanding as of the date of this SAI, the Portfolio Manager owned 0% of the Fund’s outstanding shares.

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on April 24, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

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Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares

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The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1

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Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor class of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.05% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

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As compensation for the Shareholder Servicing Activities, each class pays the Adviser a fee of up to 0.05% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund.  Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

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Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law. Whenever possible, all trades are done in a block with allocations made on a pro-rata basis. Each client will participate in the transaction at an average price, allocated in a pro-rata amount based on the asset size of the account.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance

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of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have

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procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

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Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that

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becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its

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specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

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If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of

47

Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise

48

to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount.

49

Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements that will be subject to audit by an independent registered public accounting firm will be submitted to shareholders at least annually. Since the Fund had not commenced operations as of the date of this SAI, no financial statements for the Fund are available.

The Fund is the successor to the Tiburon Credit Opportunities Master Fund, Ltd. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund’s audited financials and Schedule of Investments for the years ended December 31, 2013 and December 31, 2014, as well as the Predecessor Fund’s unaudited Financial Statements as of June 30, 2015 are included below.

50

Tiburon Credit Opportunities Master
Fund, Ltd.

Financial Statements
Year Ended December 31, 2014

Tiburon Credit Opportunities Master Fund, Ltd.

Contents

Independent Auditor’s Report	3

Financial Statements

Statement of Assets and Liabilities	4

Condensed Schedule of Investments	5-9

Statement of Operations	10

Statement of Changes in Net Assets	11

Statement of Cash Flows	12

Notes to Financial Statements	13-23

2

Tel: +1 (345) 943-8800 Fax: +1 (345) 943-8801 Email: mail@bdo.ky www.bdo.ky	PO Box 31118 2nd Floor - Building 3 Governors Square 23 Lime Tree Bay Avenue Grand Cayman KY1-1205 Cayman Islands

Independent Auditor’s Report

To the Directors of
Tiburon Credit Opportunities Master Fund, Ltd.
Grand Cayman, Cayman Islands

We have audited the accompanying financial statements of Tiburon Credit Opportunities Master Fund, Ltd., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tiburon Credit Opportunities Master Fund, Ltd. as of December 31, 2014, and the results of its operations, changes in its net assets and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

July 27, 2015

BDO Cayman Ltd., a Cayman Islands company, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

3

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Assets and Liabilities
(Expressed in U.S. Dollars)
As at December 31, 2014

Assets

Investments, at fair value (cost $2,558,063)	$2,565,296
Derivative contracts purchased, at fair value (cost $172,288)	43,166
Other debt obligations at fair value (cost $308,736)	194,221
Cash and cash equivalents	640,343
Accrued interest on long positions	21,784
Receivable due from sale of investments	3,948
Due from related parties	59,000
Interest and dividends receivable, net	12,732
Organizational costs, net	2,508

Total assets	$3,542,998

Liabilities and Net Assets

Liabilities
Securities sold short, at fair value (proceeds $554,319)	$567,569
Derivative contracts written, at fair value (proceeds $18,683)	12,727
Due to brokers	302,257
Due to participant	547,144
Payable due from purchases of investments	46,952
Dividends and interest payable	373
Redemptions payable	8,396
Accrued expenses	54,111

Total liabilities	1,539,529

Net assets	$2,003,469

Net asset values per share are disclosed in Note 6

See accompanying notes to financial statements.

4

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2014

	Number of	%
	Shares or	of
	Principle Amount	Net	Fair Value
December 31, 2014		Assets

Investments in securities, at fair value

Common Stocks
Bermuda
Financial		2.07%	41,428
Total Bermuda (cost $37,337)		2.07%	41,428

Britain
Consumer*		12.25%	245,487
Total Britain (cost $263,125)		12.25%	245,487

Canada
Basic Materials		0.74%	14,730
Total Canada (cost $13,043)		0.74%	14,730

Hong Kong
Technology		0.51%	10,288
Total Hong Kong (cost $0)		0.51%	10,288

Netherlands
Basic Materials		1.65%	33,112
Consumer		3.25%	65,164
Total Netherlands (cost $90,253)		4.90%	98,276

Switzerland
Basic Materials		1.40%	28,135
Total Switzerland (cost $26,619)		1.40%	28,135

United States
Basic Materials		4.96%	99,383
Communications*		14.34%	287,366
Consumer
MGM HOLDINGS INC-VTG A	2,239	8.33%	166,806
Other*		25.30%	506,975

*	No individual investment constitutes more than 5% of net assets.

See accompanying notes to financial statements.

5

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2014

	Number of	%
	Shares or	of
	Principle Amount	Net	Fair Value
December 31, 2014		Assets

Investments in securities, at fair value
(continued)

Energy		0.15%	3,094
Financial*		9.36%	187,466
Industrial		4.82%	96,577
Total United States (cost $1,299,406)		67.26%	1,347,667

Total common stocks (cost $1,729,783)		89.13%	1,786,011

Convertible bond
United States
Communications		4.10%	82,215
Total United States (cost $77,485)		4.10%	82,215

Total convertible bond (cost $77,485)		4.10%	82,215

Corporate bonds
Canada
Industrial		2.86%	57,270
Total Canada (cost $74,601)		2.86%	57,270

United States
Basic Materials		0.11%	2,260
Communications		3.24%	64,984
Consumer
Bon-Ton Stores Incorporated	229,000	11.37%	227,855
Neebo Incorporated	140,300	7.25%	145,210
Other*		8.83%	176,871
Energy		1.13%	22,620
Total United States (cost $676,194)		31.93%	639,800

Total corporate bonds (cost $750,795)		34.79%	697,070

*	No individual investment constitutes more than 5% of net assets.

See accompanying notes to financial statements.

6

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2014

	Number of	%
	Shares or	of
	Principle Amount	Net	Fair Value
December 31, 2014		Assets

Investments in securities, at fair value
(continued)

Warrants
United States
Consumer		0.00%	68
Total United States (cost $107,082)		0.00%	68

Total warrants (cost $107,082)		0.00%	68

Other debt obligations
United States
Consumer		4.70%	94,221
Technology		4.99%	100,000
Total United States (cost $308,736)		9.69%	194,221

Total debt securities (cost $ 308,736)		9.69%	194,221

Purchased call options
United States
Consumer		0.65%	13,018
Funds		0.00%	23
Index		0.34%	6,722
Technology		0.12%	2,426

Purchased put options
United States
Consumer		0.17%	3,371
Funds		0.88%	17,538
Total option contracts (cost $65,206)		2.16%	43,098

Total investment in securities (cost $3,039,087)		139.87%	$2,802,683

See accompanying notes to financial statements.

7

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2014

	Number of	%
	Shares or	of
	Principle Amount	Net	Fair Value
December 31, 2014		Assets

Securities sold short

American Depository Receipt
China
Communications		0.84%	16,734
Total China (proceeds $18,588)		0.84%	16,734

Total american depository receipt (proceeds $18,588)		0.84%	16,734

Common stocks
United States
Consumer		2.82%	56,462
Total United States (proceeds $54,771)		2.82%	56,462

Total common stocks (proceeds $54,771)		2.82%	56,462

Corporate bonds
United States
Communications		3.30%	66,138
Total United States (proceeds $67,566)		3.30%	66,138

Total corporate bonds (proceeds $67,566)		3.30%	66,138

Exchange-Traded Funds
United States
Funds
SPDR S&P 500 ETF TRUST	1,395	14.31%	286,728
Other*		7.06%	141,507
Total United States (proceeds $413,394)		21.37%	428,235

Total exchange-traded funds (proceeds $413,394)		21.37%	428,235

*	No individual investment constitutes more than 5% of net assets.

See accompanying notes to financial statements.

8

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2014

	Number of	%
	Shares or	of
	Principle Amount	Net	Fair Value
December 31, 2014		Assets

Securities sold short,
(continued)

Written call options
United States
Consumer		0.04%	713
Index		0.14%	2,873

Written put options
United States
Consumer		0.13%	2,514
Funds		0.19%	3,846
Technology		0.14%	2,781
Total option contracts (proceeds $18,683)		0.64%	12,727

Total securities sold short (proceeds $573,002)		28.97%	$580,296

See accompanying notes to financial statements.

9

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Operations
(Expressed in U.S. Dollars)
Year Ended December 31, 2014

Investment income
Interest	$193,515
Dividends (net of withholding taxes of $2,779)	64,002
Other income	29,716

Net investment income	287,233

Expenses
Interest and dividends	71,515
Administrative fees	47,500
Professional fees	42,934
Amortization expense	2,822
Other	12,905

Total expenses	177,676

Net investment income	109,557

Net realized and change in unrealized gain (loss) from investments and foreign currencies
Net realized gain from investments and foreign currencies	457,673
Net change in unrealized loss from investments and foreign currencies	(773,501)
Net realized loss from derivative contracts	(82,651)
Net change in unrealized loss from derivative contracts	(12,772)

Net realized and change in unrealized losses from investments and foreign currencies	(411,251)

Net decrease in net assets resulting from operations	$(301,694)

See accompanying notes to financial statements.

10

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Changes in Net Assets
(Expressed in U.S. Dollars)
Year Ended December 31, 2014

Increase (decrease) in net assets from operations
Net investment income	$109,557
Net realized gain from investments and foreign currencies	457,673
Net change in unrealized loss from investments and foreign currencies	(773,501)
Net realized loss from derivative contracts	(82,651)
Net change in unrealized loss from derivative contracts	(12,772)

Net decrease in net assets resulting from operations	(301,694)

Increase (decrease) in net assets from capital transactions
Issuance of shares – Class A	288,350
Redemption of shares – Class A	(1,740,522)
Redemption of shares – Class B	(404,375)

Net decrease in net assets resulting from capital transactions	(1,856,547)

Net decrease in net assets	(2,158,241)

Net assets, beginning of year	4,161,710

Net assets, end of year	$2,003,469

See accompanying notes to financial statements.

11

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Cash Flows
(Expressed in U.S. Dollars)
Year Ended December 31, 2014

Cash flows from operating activities
Decrease in net assets resulting from operations	$(301,694)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities
Net realized gain from investments and foreign currencies	(452,103)
Net change in unrealized loss from investments and foreign currencies	797,147
Net realized loss from derivative contracts	82,651
Net change in unrealized loss from derivative contracts	12,772
Purchase of investments	(10,937,288)
Purchase of derivative contracts	(632,588)
Sales of investments	14,688,726
Sales of derivative contracts	508,818
Changes in operating assets and liabilities (Increase) decrease in:
Accrued interest on long positions	35,639
Receivable due from sale of investments	(3,384)
Due from related party	(19,667)
Interest and dividends receivable	12,154
Organizational costs	3,763
Prepaid expenses	7,286
Increase (decrease) in:
Due to brokers	(681,915)
Due to participant	535,931
Payable due from purchases of investments	(57,607)
Dividends and interest payable	(134)
Accrued expenses	8,842

Net cash provided by operating activities	3,607,349

Cash flows from financing activities
Proceeds from issuance of shares	288,350
Payments for redemption of shares	(3,255,356)

Net cash used in financing activities	(2,967,006)

Net change in cash and cash equivalents	640,343

Cash and cash equivalents, beginning of year	—

Cash and cash equivalents, end of year	$640,343

Supplemental cash flow information:
Interest paid	$58,463
Dividends paid	$13,186

See accompanying notes to financial statements.

12

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
Year Ended December 31, 2014

1.	Business

Tiburon Credit Opportunities Master Fund, Ltd. (the “Master Fund”) is an investment company which was formed under the laws of the Cayman Islands and commenced operations on February 1, 2010. The Master Fund was organized for the purpose of trading and investment in securities and has two shareholders: Tiburon Credit Opportunities Fund, L.P. (the “Domestic Feeder Fund”), a Delaware investment partnership and Tiburon Credit Opportunities Offshore Fund, Ltd. (the “Offshore Feeder Fund”), a Cayman Islands investment company (collectively the “Feeder Funds”). Both Feeder Funds invest substantially all their assets in the Master Fund. Pursuant to an investment management agreement, the Master Fund is managed by Tiburon Capital Management, LLC (the “Investment Manager”).

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States (“U.S.”) dollars. The Master Fund is an Investment Company and applies accounting and reporting guidance in accordance with ASC Topic 946, Financial Services – Investment Companies.

Investment Transactions

The Master Fund records investment transactions based on the trade date. Realized gains and losses on investment transactions are determined on a specific identification basis. Dividend income, net of foreign withholding taxes, and dividend expense are recognized on the ex-dividend date; and interest income and expense are recognized on an accrual basis. Interest income and interest expense include the accretion and amortization of the discount or premium on debt instruments based on the effective yield methodology. Withholding taxes on foreign dividends have been provided for in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Master Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in fair value of securities owned or securities sold, not yet purchased. Such fluctuations are included with net realized gain (loss) from investments and foreign currencies and net change in unrealized appreciation (depreciation) from investments and foreign currencies in the statement of operations.

13

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

2.	Summary of Significant Accounting Policies (continued)

Valuation of Investments

Listed securities are valued at the last reported sales price on the date of determination on a national securities exchange or as reported on the NASDAQ national market. Securities that are not traded on a listed securities exchange are valued based on one or more market quotations (if available) received from independent pricing sources or brokers/ counterparties who are active in the instrument.

The fair value of debt securities is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used is for the same maturity as the debt. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit defaults swap spreads, and recovery rates based on collateral values as key inputs.

Investments in derivative instruments are valued on a national securities exchange or as reported on the NASDAQ national market. Derivatives includes option contracts related to equity prices or commodity prices.

Cash and Cash Equivalents

The Master Fund considers all highly liquid investments, with maturities of ninety days or less when purchased, as cash equivalents. Cash and equivalents held at U.S. financial institutions, at times, may exceed the amount insured by the Federal Depository Insurance Commission.

Fair Value of Financial Instruments

The Master Fund values all investments at fair value. U.S. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs are inputs that market participants would use in pricing the investment based on available market data. Unobservable inputs are inputs that reflect the Master Fund’s assumptions about the factors market participants would use in valuing the investment based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the observability of inputs as follows:

Level 1 - Valuations based on quoted prices in active markets for identical investments.

Level 2 - Valuations based on (i) quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly; (ii) quoted prices for similar investments in active markets; and (iii) inputs other than quoted prices that are observable or inputs derived from or corroborated by market data for substantially the full term of the investment.

Level 3 - Valuations based on inputs that are unobservable, supported by little or no market activity, and that are significant to the overall fair value measurement.

14

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

2.	Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, such as, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Investment Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Securities Sold, Not Yet Purchased

The Master Fund has sold securities that it does not own (i.e., securities sold short) and will, therefore, be obligated to purchase such securities at a future date. The Master Fund has recorded this obligation on the statement of assets and liabilities at the year-end fair value of the securities. There is an element of market risk in that, if the securities sold short increase in value, it will be necessary to purchase the securities sold short at a cost in excess of the obligation reflected in the statement of assets and liabilities. A gain, limited to the price at which the Master Fund sold the security short, or a loss, potentially unlimited in amount, will be recognized upon the termination of a short sale.

Redemptions Payable

Redemptions with an effective date as of or prior to year-end which have not been paid are recorded as redemptions payable on the statement of assets and liabilities.

Income Taxes

The Master Fund is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In certain jurisdictions other than the Cayman Islands, taxes may be withheld at source jurisdiction on dividends and interest received by the Master Fund. Capital gains derived by the Master Fund in such jurisdictions generally will be exempt from foreign income or withholding taxes at source.

The Master Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Master Fund measures the tax benefit as the largest amount of benefit that is greater than 50% likely being realized upon ultimate settlement. The Master Fund is subject to potential examination by taxing authorities in various jurisdictions. The open tax years under potential examination vary by jurisdiction. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in the statement of operations. As of December 31, 2014, there was no impact to the financial statements relating to accounting for uncertainty in income taxes.

15

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

2.	Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund’s management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of gains (losses), income and expenses during the reporting period. Actual results could differ from those estimates.

Offsetting Policy

The Master Fund has not offset derivative assets or liabilities.

3.	Significant Risk Factors

In the normal course of business, the Master Fund enters into transactions in various financial instruments. The Master Fund’s financial instruments are subject to, but are not limited to, the following risks:

Off-Balance Sheet Risk

Some of the Master Fund’s financial instruments contain off-balance sheet risk. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specific future dates. The changes in the fair value of the financial instruments underlying derivatives and the obligation to purchase securities sold short may be in excess of the amounts recognized in the statement of assets and liabilities.

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument or underlying of a derivative.

Credit Risk

Credit risk represents the potential loss that the Master Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Master Fund. The Master Fund minimizes its exposure to credit risk by conducting transactions with established, reputable financial institutions. Counterparty exposure is monitored on a regular basis.

The clearing and depository operations for the Master Fund’s securities transactions are provided by Concept Capital Markets, LLC, a global financial institution pursuant to prime brokerage and other related agreements. This broker is a member of major securities exchanges. The Master Fund is subject to credit risk should the broker be unable to fulfill their obligations.

The cash at U.S. based brokers, at times, may exceed the amount insured by the Securities Investor Protection Corporation.

16

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

3.	Significant Risk Factors (continued)

Liquidity Risk

Liquidity risk represents the possibility that the Master Fund may not be able to sell its positions in times of low trading volume, high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents the effect from a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Currency Risk

The Master Fund is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of the Master Fund’s assets and liabilities denominated in currencies other than the U.S. dollar.

Political Risk

The Master Fund is exposed to political risk to the extent that its Investment Manager, on its behalf, and subject to its investment guidelines, trades securities that are listed on various foreign exchanges and markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on the Master Fund’s investment strategy.

Prepayment Risk

Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to debt securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

17

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

4.	Financial Instruments and Fair Value

The following are classes of investment measured at fair value on a recurring basis at December 31, 2014 grouped by the fair value hierarchy:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs	Total
Assets, at fair value	(Level 1)	(Level 2)	(Level 3)	Fair Value
Investments
Common Stocks
Basic Materials	175,360	—	—	175,360
Communications	287,366	—	—	287,366
Consumer	817,626	166,806	—	984,432
Energy	3,094	—	—	3,094
Financial	228,894	—	—	228,894
Industrial	96,577	—	—	96,577
Technology	—	—	10,288	10,288
Convertible Bond
Communications	—	82,215	—	82,215
Corporate Bonds
Basic Materials	—	2,260	—	2,260
Communications	—	64,984	—	64,984
Consumer	—	549,936	—	549,936
Energy	—	22,620	—	22,620
Industrial	—	57,270	—	57,270
Debt Securities
Consumer	—	46,799	47,422	94,221
Technology	—	100,000	—	100,000
Total Investments and Other Debt Obligations	1,608,917	1,092,890	57,710	2,759,517

Warrants
Consumer	68	—	—	68
Derivative Contracts Purchased
Call Options	22,189	—	—	22,189
Put Options	20,909	—	—	20,909

Total Derivative Contracts Purchased	43,166	—	—	43,166

Total Investments and Derivatives	$1,652,083	$1,092,890	$57,710	$2,802,683

18

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

4.	Financial Instruments and Fair Value (continued)

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs	Total
Liabilities, at fair value	(Level 1)	(Level 2)	(Level 3)	Fair Value

Securities Sold Short
American Depository Receipt Communications	$16,734	$—	$—	$16,734

Common Stocks
Consumer	56,462	—	—	56,462

Corporate Bonds
Communications	—	66,138	—	66,138

Exchange-Traded Funds	428,235	—	—	428,235

Total Investments	501,431	66,138	—	567,569

Derivative Contracts Written
Call Options	3,586	—	—	3,586
Put Options	9,141	—	—	9,141

Total Derivative Contracts
Written	12,727	—	—	12,727

Total Investments and Derivatives	$514,158	$66,138	$—	$580,296

During the year ended December 31, 2014, there were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy. The Master Fund’s policy is to recognize transfers in and transfers out as of the beginning of the year. The changes in Level 3 assets measured at fair value on a recurring basis are summarized as follows for the year ended December 31, 2014.

	Common	Other Debt
	Stocks	Obligations	Warrants
Balance, January 1, 2014	$10,990	$398,548	$5,733
Realized and unrealized gains(losses) included in earnings	(702)	(352,059)	(5,733)
Purchases, settlements, paydowns, and maturities	—	933	—

Balance, December 31, 2014	$10,288	$47,422	$—

19

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

4.	Financial Instruments and Fair Value (continued)

Level 3 investments at December 31, 2014 were a result of investments that filed for bankruptcy therefore it was determined that there was not an active market for these investments. Level 3 valuations are based on peer comparisons. Monthly Operating Reports (“MOR’s”) filed with the courts to determine Earnings Before Interest Tax and Depreciation (“EBITDA”), utilizing past performance pre-bankruptcy and the MOR’s from filing to date to estimate a low, base and high case annualized EBITDA. In addition, Management reviews competitors to determine an average industry multiple based on where peer’s EBITDA divided in Enterprise Value to determine a multiple. A discount is applied to the estimated industry multiple to account for a forced seller (the bankruptcy estate) and multiplied our low, medium and high cases to estimate a Going Concern Value for the investment. That estimate was then reviewed by a valuation team.

5.	Derivative Contracts

In the general course of business, the Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Master Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risk; equity price risks. In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk due to the possible inability of its counterparties to meet the terms of their contracts.

Options

The Master Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Master Fund may enter into options to speculate on the price movements of the financial instruments underlying the options, or for use as an economic hedge against certain equity positions held in the Master Fund’s portfolio. Option contracts give the Master Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset.

Options written obligate the Master Fund to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset. Options written by the Master Fund may expose the Master Fund to equity price risk of an unfavorable change in the financial instrument underlying the written options.

The Master Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Fund is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Fund considers the characteristics in addition to the level of exposure of the intermediary counterparty to its option transactions in evaluating potential credit risk.

20

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

5.	Derivative Contracts (continued)

Volume of Derivative Activities

The following table sets forth the gross fair value of derivative contracts by major risk type as of December 31, 2014. The fair values of these derivatives are presented on a gross basis, even when derivatives are subject to master netting agreements. In addition, any cash collateral payables and receivables associated with the derivatives have not been added or netted against the fair value amounts. The table also includes information on the volume of derivative activity based on the notional value (in thousands) and number of contracts open at December 31, 2014.

	Long Exposure		Short Exposure
	Notional	Number of	Notional	Number of
Primary Underlying Risk - 2014	Amounts(a)	Contracts	Amounts(a)	Contracts

Equity price
Options	$1,471	277	$2,400	299
Warrants	$—	19,774	$—	—

(a)	In thousands of dollars

Notional amounts presented for options are based on the fair value of the underlying shares as if the options were exercised at December 31, 2014.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of assets and liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2014. The following table also identifies the net gain and loss amounts included in the statement of operations as net loss from derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2014.

			Net realized and
	Derivative	Derivative	change in unrealized
Primary Underlying Risk - 2014	Assets	Liabilities	gain (loss)

Equity Price
Options	$43,098	$(12,727)	$(89,665)
Warrants	$68	$—	$(5,758)
	$43,166	$(12,727)	$(95,423)

21

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

6.	Share Capital

The Master Fund has authorized 5,000,000 redeemable share of $.01 par value authorized per share. The Article of Association of the Master Fund provides that the Directors, in their discretion, may authorize the division of participating Share into any number of Classes and series thereof. Shares are generally issued the first business day of each month at $1,000 per share. Redemptions generally occur at the end of the month at the NAV per share at the end of that month.

Transactions in capital shares during the period, and the shares outstanding and the net asset value (“NAV”) per share as of December 31, 2014, for each class and series of shares are as follows:

31-Dec-14	Beginning Shares	Shares Issued	Shares Redeemed	Ending Shares

Class A
Series LP	2,384.06	200.40	(1,257.05)	1,327.41

Class B
Series Ltd.	441.20	—	(277.30)	163.90

		Amounts
31-Dec-14	Amounts Issued	Redeemed	Net Assets	NAV per Share

Class A
Series LP	$288,350	($1,740,522)	$1,778,439	$1,339.78

Class B
Series Ltd.	$0	($404,375)	$225,030	$1,372.98
	$288,350	($2,144,897)	$2,003,469

Shareholders have redemption rights which contain restrictions with respect to rights of redemption of shares as specified in the offering memorandum.

7.	Related Party Transactions

The Investment Manager of the Master Fund is also the Investment Manager of the Feeder Funds. The Investment Manager receives a management fee and performance reallocation/fee which is charged at the Feeder Funds level.

8.	Administrative Fees

Admiral Administration (US) LLC (the “Administrator”) serves as the Master Fund’s administrator and performs certain administrative and clerical services on behalf of the Master Fund.

22

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(continued)
Year Ended December 31, 2014

9.	Financial Highlights

Financial highlights for the year ended December 31, 2014 are as follows:

	Class A Shares	Class B Shares

	Series LP	Series Ltd.

Per share operating performance
Net asset value, beginning of year	1,475.58	$1,459.28

Income (loss) from investment operations
Net loss on investments	(186.24)	(133.48)
Net investment income	50.44	47.18

Total from investment operations	(135.80)	(86.30)

Net asset value, end of year	1,339.78	1,372.98

Total return	(9.20)%	(5.91)%

Expenses (including interest and dividends)	(5.78)%	(6.38)%

Net investment income	3.67%	3.45%

Financial highlights are calculated for each permanent, non-managing class or series of common shares. An individual shareholder’s return and ratios may vary based on the timing of capital share transactions.

10.	Subsequent events

Management has evaluated the possibility of subsequent events existing in the Master Fund’s financial statements through July 27, 2015, the date the financial statements were available to be issued. Management has determined that there are no material events that would require adjustment to or disclosure in the Master Fund’s financial statements other than those listed below.

From January 1, 2015 through July 27, 2015, the Master Fund accepted additional share subscriptions of approximately $100,000 and additional share redemptions of approximately $400,468.

23

Tel: +1 (345) 943-8800 Fax: + 1 (345) 943-8801 Email: mail@bdo.ky www.bdo.ky	PO Box 31118 2nd Floor - Building 3 Governors Square 23 Lime Tree Bay Avenue Grand Cayman KY1-1205 Cayman Islands

Independent Auditor’s Report

To the Directors of
Tiburon Credit Opportunities Master Fund, Ltd.
Grand Cayman, Cayman Islands

We have audited the accompanying schedule of investments of Tiburon Credit Opportunities Master Fund, Ltd., as of December 31, 2014.

Management’s Responsibility for the Schedule of Investments

Management is responsible for the preparation and fair presentation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the schedule of investments that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the schedule of investments based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts in the schedule of investments. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the schedule of investments, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation of the schedule of investments in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the schedule of investments referred to above presents fairly, in all material respects, the financial opinion of Tiburon Credit Opportunities Master Fund, Ltd. as of December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

July 27, 2015

BDO Cayman Ltd., a Cayman Islands company, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2014

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
Common Stock
Bermuda
Financial
ASSURED GUARANTY LTD	1,594.00	37,337.11	41,428.06	2.07%
Financial Total	1,594.00	37,337.11	41,428.06	2.07%
Bermuda Total	1,594.00	37,337.11	41,428.06	2.07%
Britain
Consumer
GUINNESS PEAT GROUP PLC	37,324.00	17,476.72	13,147.54	0.66	% (a)
SMITH & NEPHEW PLC	4,472.00	75,719.52	82,657.50	4.13	% (a)
SAINSBURY (J) PLC	18,951.00	83,800.89	72,738.65	3.63%
GLAXOSMITHKLINE PLC	2,407.00	60,578.59	51,529.81	2.57%
SABMILLER PLC	486.00	25,549.66	25,413.75	1.27%
Consumer Total	63,640.00	263,125.38	245,487.25	12.26%
Britain Total	63,640.00	263,125.38	245,487.25	12.26%
Canada
Basic Materials
MAG SILVER CORP	1,795.00	13,042.95	14,730.11	0.74	% (a)
Basic Materials Total	1,795.00	13,042.95	14,730.11	0.74%
Canada Total	1,795.00	13,042.95	14,730.11	0.74%
HONG KONG
Technology
CDC CORP-CL A	23,382.00	—	10,288.08	0.51	% (a)
Technology Total	23,382.00	—	10,288.08	0.51%
HONG KONG Total	23,382.00	—	10,288.08	0.51%
United States
Basic Materials
ASHLAND INC	302.00	29,516.44	36,167.52	1.81%
DOW CHEMICAL CO/THE	1,386.00	66,063.73	63,215.46	3.16%
Basic Materials Total	1,688.00	95,580.17	99,382.98	4.97%
Communications
FTD GROUP INC	1,442.00	47,572.44	50,210.44	2.51	% (a)
GLOBALSTAR INC	229.00	403.50	629.75	0.03	% (a)
NEWS CORP - CLASS A	1,827.00	29,172.08	28,665.63	1.43	% (a)
TELEPHONE AND DATA SYSTEMS	389.00	10,086.26	9,822.25	0.49%
VERIZON COMMUNICATIONS INC	973.00	43,193.56	45,516.94	2.27%
TRIBUNE MEDIA CO - A	946.00	70,185.77	56,542.42	2.82	% (a)
YAHOO! INC	643.00	31,453.02	32,477.93	1.62	% (a)
IAC/INTERACTIVECORP	483.00	30,733.28	29,361.57	1.47%
GRAY TELEVISION INC	2,227.00	26,099.55	24,942.40	1.24	% (a)
SPRINT NEXTEL CORP	2,216.00	11,412.62	9,196.40	0.46	% (a)
Communications Total	11,375.00	300,312.08	287,365.73	14.34%
Consumer
BIOMARIN PHARMACEUTICAL INC	444.00	28,936.84	40,137.60	2.00	% (a)
HERTZ GLOBAL HOLDINGS INC	1,796.00	37,312.94	44,792.24	2.24	% (a)
ANN INC	1,931.00	75,605.18	70,442.88	3.52	% (a)
PINNACLE ENTERTAINMENT INC	1,521.00	36,509.95	33,842.25	1.69	% (a)
J.C. PENNEY CO INC	4,390.00	43,707.40	28,447.20	1.42	% (a)
DILLARDS INC-CL A	86.00	10,016.80	10,765.48	0.54%
ADT CORP/THE	1,506.00	45,598.59	54,562.38	2.72%
ABBOTT LABORATORIES	1,206.00	49,957.44	54,294.12	2.71%
ZOETIS INC	1,039.00	38,285.90	44,708.17	2.23%
PEPSICO INC	431.00	39,442.32	40,755.36	2.03%
MOLSON COORS BREWING CO -B	528.00	38,969.08	39,346.56	1.96%
VECTOR GROUP LTD	1,191.00	24,115.74	25,380.21	1.27%
PFIZER INC	626.00	19,424.78	19,499.90	0.97%
MGM HOLDINGS INC-VTG A	2,239.00	157,289.75	166,805.50	8.33	% (a)
Consumer Total	18,934.00	645,172.71	673,779.85	33.63%

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2014

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
Energy
SUNCOKE ENERGY INC	160.00	3,739.82	3,094.40	0.15%
Energy Total	160.00	3,739.82	3,094.40	0.15%
Financial
NORTHSTAR REALTY FINANCE COR	3,279.00	56,746.82	57,644.82	2.88%
FNF GROUP	1,892.00	50,663.22	65,179.40	3.25%
WINTHROP REALTY TRUST	2,842.00	42,802.44	44,306.78	2.21%
NORTHSTAR ASSET MANAGEMENT	901.00	15,374.07	20,335.57	1.02%
Financial Total	8,914.00	165,586.55	187,466.57	9.36%
Industrial
POINT BLANK SOLUTIONS INC	20,586.00	8,465.08	8,234.40	0.41	% (a)
ALLIANT TECHSYSTEMS INC	299.00	33,959.65	34,758.75	1.73	% (a)
STANLEY BLACK & DECKER INC	338.00	27,187.69	32,475.04	1.62%
INGERSOLL-RAND PLC	333.00	19,402.51	21,108.87	1.05%
Industrial Total	21,556.00	89,014.93	96,577.06	4.81%
Technology
TRIDENT MICROSYSTEMS INC	439,754.00	—	—	0.00	% (a)
Technology Total	439,754.00	—	—	0.00%
United States Total	502,381.00	1,299,406.26	1,347,666.59	67.26%
Netherlands
Basic Materials
KONINKLIJKE DSM NV	538.00	34,050.72	33,111.91	1.65	% (a)
Basic Materials Total	538.00	34,050.72	33,111.91	1.65%
Consumer
MYLAN INC	1,156.00	56,201.74	65,163.72	3.25	% (a)
Consumer Total	1,156.00	56,201.74	65,163.72	3.25%
Netherlands Total	1,694.00	90,252.46	98,275.63	4.90%
Switzerland
Basic Materials
CLARIANT AG-REG	1,665.00	26,618.61	28,135.07	1.40	% (a)
Basic Materials Total	1,665.00	26,618.61	28,135.07	1.40%
Switzerland Total	1,665.00	26,618.61	28,135.07	1.40%
Common Stock Total	596,151.00	1,729,782.77	1,786,010.79	89.14%
Convertible Bonds
United States
Communications
ALASKA COMM SYSTEMS GROU 6.250% 05/01/18 CVT	87,000.00	77,484.52	82,215.00	4.10%
Communications Total	87,000.00	77,484.52	82,215.00	4.10%
United States Total	87,000.00	77,484.52	82,215.00	4.10%
Convertible Bonds Total	87,000.00	77,484.52	82,215.00	4.10%
Corporate Bonds
Canada
Industrial
TERVITA CORP 10.875% 02/15/18 SR:144A	52,000.00	53,333.19	32,630.00	1.63	% (b)
TERVITA CORP 8.000% 11/15/18 SR:144A	28,000.00	21,267.57	24,640.00	1.23	% (b)
Industrial Total	80,000.00	74,600.76	57,270.00	2.86%
Canada Total	80,000.00	74,600.76	57,270.00	2.86%
United States
Basic Materials
MOMENTIVE PERFORMANCE 11.500% 12/01/16	113,000.00	46,914.21	2,260.00	0.11%
Basic Materials Total	113,000.00	46,914.21	2,260.00	0.11%
Communications
US CELLULAR CORP 6.700% 12/15/33	66,000.00	64,274.94	64,983.60	3.24%
Communications Total	66,000.00	64,274.94	64,983.60	3.24%
Consumer
BON-TON DEPT STORES 10.625% 07/15/17 SR:144A	229,000.00	229,846.43	227,855.00	11.37	% (b)
CHUKCHANSI ECO DEV AUTH 9.750% 05/30/20 SR:144A	93,083.84	60,874.96	56,781.14	2.83	% (b)
NEEBO INC 15.000% 06/30/16 SR:144A	140,300.00	117,757.75	145,210.50	7.25	% (b)

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2014

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
CLAIRE’S STORES INC 8.875% 03/15/19	86,000.00	75,713.52	70,950.00	3.54%
JC PENNEY CORP INC 5.650% 06/01/20	63,000.00	58,039.71	49,140.00	2.45%
Consumer Total	611,383.84	542,232.37	549,936.64	27.44%
Energy
EPL OIL & GAS INC 8.250% 02/15/18	29,000.00	22,773.72	22,620.00	1.13%
Energy Total	29,000.00	22,773.72	22,620.00	1.13%
United States Total	819,383.84	676,195.24	639,800.24	31.92%
Corporate Bonds Total	899,383.84	750,796.00	697,070.24	34.78%
Equity Option Call
United States
Consumer
LO US 03/20/15 C62.5	26.00	4,858.84	7,618.00	0.38	% (a)
LO US 03/20/15 C60	12.00	3,200.26	5,400.00	0.27	% (a)
Consumer Total	38.00	8,059.10	13,018.00	0.65%
Technology
ATVI US 02/20/15 C20	21.00	2,387.45	2,425.50	0.12	% (a)
Technology Total	21.00	2,387.45	2,425.50	0.12%
Funds
USO US 01/17/15 C28	46.00	415.76	23.00	0.00	% (a)
Funds Total	46.00	415.76	23.00	0.00%
Index
VXX US 01/17/15 C34	11.00	4,312.42	1,534.50	0.08	% (a)
Index Total	11.00	4,312.42	1,534.50	0.08%
United States Total	116.00	15,174.73	17,001.00	0.85%
Equity Option Call Total	116.00	15,174.73	17,001.00	0.85%
Equity Option Put
United States
Consumer
JCP US 01/17/15 P8	21.00	2,120.96	3,234.00	0.16	% (a)
BMRN US 01/17/15 P80	5.00	1,528.44	137.50	0.01	% (a)
Consumer Total	26.00	3,649.40	3,371.50	0.17%
Funds
EFA US 01/17/15 P63	51.00	5,509.95	11,424.00	0.57	% (a)
IWM US 02/20/15 P111	23.00	7,061.88	3,070.50	0.15	% (a)
QQQ US 01/17/15 P99	38.00	5,257.99	1,805.00	0.09	% (a)
XLE US 01/17/15 P75	11.00	3,827.54	676.50	0.03	% (a)
XLB US 01/17/15 P46	29.00	3,036.62	522.00	0.03	% (a)
TLT US 01/17/15 P105	80.00	17,461.61	40.00	0.00	% (a)
Funds Total	232.00	42,155.59	17,538.00	0.87%
United States Total	258.00	45,804.99	20,909.50	1.04%
Equity Option Put Total	258.00	45,804.99	20,909.50	1.04%
Index Option Call
United States
Index
VIX 01/21/15 C18	25.00	4,225.96	5,187.50	0.26	% (a)
Index Total	25.00	4,225.96	5,187.50	0.26%
United States Total	25.00	4,225.96	5,187.50	0.26%
Index Option Call Total	25.00	4,225.96	5,187.50	0.26%
Other Debt Obligations
United States
Consumer
GLOBAL AVIATION HLDG INC 10.000% 8/13/2017 - EXIT 1ST	364,787.04	117,742.62	47,422.31	2.37%
GLOBAL AVIATION HLDG INC 3.000% 2/13/2018 - EXIT 2ND	123,701.47	42,565.23	—	0.00%
TOYS R US DELAWARE INC TERM CREDIT TRANCHE: B2	49,999.00	48,553.13	46,798.66	2.33	% (a)
Consumer Total	538,487.51	208,860.98	94,220.97	4.70%
Technology
Eastman Kodak Term Loan	100,000.00	99,875.00	100,000.00	4.99%
Technology Total	100,000.00	99,875.00	100,000.00	4.99%

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2014

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
United States Total	638,487.51	308,735.98	194,220.97	9.69%
Other Debt Obligations Total	638,487.51	308,735.98	194,220.97	9.69%
Warrants
United States
Consumer
GENERAL MOTORS-CW19	4.00	—	68.00	0.00	% (a)
GLOBAL AVIATION INC - WARRANTS	19,770.00	107,082.00	—	0.00	% (a)
Consumer Total	19,774.00	107,082.00	68.00	0.00%
United States Total	19,774.00	107,082.00	68.00	0.00%
Warrants Total	19,774.00	107,082.00	68.00	0.00%
Total Investments in Securities - Long	2,241,195.35	3,039,086.95	2,802,683.00	139.86%

TOTAL INVESTMENTS IN SECURITIES - LONG (Cost - $3,039,086.95) (c)			2,802,683.00	139.86%
TOTAL INVESTMENTS IN SECURITIES - SOLD SHORT (Proceeds - $573,001.47)			(580,296.34)	-28.99%
OTHER ASSETS LESS LIABILITIES			(218,917.66)	-10.87%
NET ASSETS			2,003,469.00	100.00%

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
American Depository Receipts
China
Communications
ALIBABA GROUP HOLDING-SP ADR	(161.00)	(18,587.60)	(16,734.34)	-0.84	% (a)
Communications Total	(161.00)	(18,587.60)	(16,734.34)	-0.84%
China Total	(161.00)	(18,587.60)	(16,734.34)	-0.84%
American Depository Receipts Total	(161.00)	(18,587.60)	(16,734.34)	-0.84%
Common Stock
United States
Consumer
BOB EVANS FARMS	(564.00)	(28,684.78)	(28,865.52)	-1.44%
DR PEPPER SNAPPLE GROUP INC	(385.00)	(26,085.77)	(27,596.80)	-1.38%
Consumer Total	(949.00)	(54,770.55)	(56,462.32)	-2.82%
United States Total	(949.00)	(54,770.55)	(56,462.32)	-2.82%
Common Stock Total	(949.00)	(54,770.55)	(56,462.32)	-2.82%
Corporate Bonds
United States
Communications
IAC/INTERACTIVECORP 4.875% 11/30/18	(65,000.00)	(67,566.65)	(66,137.50)	-3.30%
Communications Total	(65,000.00)	(67,566.65)	(66,137.50)	-3.30%
United States Total	(65,000.00)	(67,566.65)	(66,137.50)	-3.30%
Corporate Bonds Total	(65,000.00)	(67,566.65)	(66,137.50)	-3.30%
Equity Option Call
United States
Consumer
BMRN US 01/17/15 C95	(5.00)	(738.79)	(712.50)	-0.04	% (a)
Consumer Total	(5.00)	(738.79)	(712.50)	-0.04%
Index
VXX US 01/17/15 C39	(11.00)	(3,002.51)	(748.00)	-0.04	% (a)
Index Total	(11.00)	(3,002.51)	(748.00)	-0.04%
United States Total	(16.00)	(3,741.30)	(1,460.50)	-0.08%
Equity Option Call Total	(16.00)	(3,741.30)	(1,460.50)	-0.08%
Equity Option Put
United States
Consumer
LO US 03/20/15 P50	(24.00)	(2,883.33)	(1,536.00)	-0.08	% (a)
LO US 03/20/15 P52.5	(12.00)	(1,632.58)	(978.00)	-0.05	% (a)

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2014

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
Consumer Total	(36.00)	(4,515.91)	(2,514.00)	-0.13%
Funds
EFA US 01/17/15 P59	(21.00)	(1,196.17)	(672.00)	-0.03	% (a)
IWM US 01/17/15 P102	(12.00)	(659.52)	(138.00)	-0.01	% (a)
QQQ US 01/17/15 P93	(38.00)	(1,778.04)	(589.00)	-0.03	% (a)
XLE US 06/19/15 P68.5	(11.00)	(3,752.69)	(2,447.50)	-0.12	% (a)
Funds Total	(82.00)	(7,386.42)	(3,846.50)	-0.19%
Technology
ATVI US 02/20/15 P21	(18.00)	(1,115.28)	(2,781.00)	-0.14	% (a)
Technology Total	(18.00)	(1,115.28)	(2,781.00)	-0.14%
United States Total	(136.00)	(13,017.61)	(9,141.50)	-0.46%
Equity Option Put Total	(136.00)	(13,017.61)	(9,141.50)	-0.46%
Exchange Traded Funds
United States
Funds
INDUSTRIAL SELECT SECT SPDR	(572.00)	(29,809.30)	(32,363.76)	-1.62%
ISHARES RUSSELL 2000 ETF	(532.00)	(60,801.15)	(63,637.84)	-3.18%
ISHARES SILVER TRUST	(598.00)	(12,868.74)	(9,005.88)	-0.45	% (a)
MATERIALS SELECT SECTOR SPDR	(284.00)	(13,531.50)	(13,796.72)	-0.69%
SPDR BARCLAYS HIGH YIELD BD	(588.00)	(23,099.71)	(22,702.68)	-1.13%
SPDR S&P 500 ETF TRUST	(1,395.00)	(273,283.32)	(286,728.30)	-14.31%
Funds Total	(3,969.00)	(413,393.72)	(428,235.18)	-21.38%
United States Total	(3,969.00)	(413,393.72)	(428,235.18)	-21.38%
Exchange Traded Funds Total	(3,969.00)	(413,393.72)	(428,235.18)	-21.38%
Index Option Call
United States
Index
VIX 01/21/15 C25	(25.00)	(1,924.04)	(2,125.00)	-0.11	% (a)
Index Total	(25.00)	(1,924.04)	(2,125.00)	-0.11%
United States Total	(25.00)	(1,924.04)	(2,125.00)	-0.11%
Index Option Call Total	(25.00)	(1,924.04)	(2,125.00)	-0.11%
Total Investments in Securities - Sold Short	(70,256.00)	(573,001.47)	(580,296.34)	-28.99%

(a)	Non-income producing security.

(b)	Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

Total 144a investments	487,116.64	24.31%

(c)	Represents cost for federal tax purposes.

Tiburon Credit Opportunities Master Fund, Ltd.

Financial Statements
Year Ended December 31, 2013

Tiburon Credit Opportunities Master Fund, Ltd.

Contents

Independent Auditor’s Report	3

Financial Statements

Statement of Assets and Liabilities	4

Condensed Schedule of Investments	5-8

Statement of Operations	9

Statement of Changes in Net Assets	10

Statement of Cash Flows	11

Notes to Financial Statements	12-23

Tel: +1 (345) 943-8800 Fax: +1 (345) 943-8801 Email: mail@bdo.ky www.bdo.ky	PO Box 31118 2nd Floor - Building 3 Governors Square 23 Lime Tree Bay Avenue Grand Cayman KY1-1205 Cayman Islands

Independent Auditor’s Report

To the Board of Directors

Tiburon Credit Opportunities Master Fund, Ltd.

Grand Cayman, Cayman Islands

We have audited the accompanying financial statements of Tiburon Credit Opportunities Master Fund, Ltd., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2013, and the related statements of operations, changes in net assets and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tiburon Credit Opportunities Master Fund, Ltd. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

May 6, 2014

BDO Cayman Ltd., a Cayman Islands company, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Assets and Liabilities
(Expressed in U.S. Dollars)
As at December 31, 2013

Assets

Investments, at fair value (cost $5,744,965)	$6,167,665
Derivative contracts purchased, at fair value (cost $142,739)	18,667
Other debt obligations at fair value (cost $364,273)	625,702
Accrued interest on long positions	57,423
Receivable due from sale of investments	564
Due from related party	39,333
Interest and dividends receivable, net	24,886
Organizational costs, net	6,271
Prepaid expenses	7,286

Total assets	$6,947,797

Liabilities and Net Assets

Liabilities
Securities sold short, at fair value (proceeds $494,553)	$504,937
Derivative contracts written, at fair value (proceeds $30,254)	16,575
Due to brokers	984,172
Due to participant	11,213
Payable due from purchases of investments	104,559
Dividends and interest payable	507
Redemptions payable	1,118,855
Accrued expenses	45,269

Total liabilities	2,786,087

Net assets	$4,161,710

Net asset values per share are disclosed in Note 6

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2013

	Number of	%
	Shares or	of
December 31, 2013	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value

American depository receipts
Britain
Communications		2.12%	88,172
Total Britain (cost $64,771)		2.12%	88,172

Total american depository receipts (cost $64,771)		2.12%	88,172

Common stocks
Bermuda
Financial		2.40%	100,116
Energy		3.20%	133,027
Total Bermuda (cost $207,335)		5.60%	233,143

Canada
Basic Materials		1.34%	55,842
Industrial		3.05%	126,927
Total Canada (cost $221,730)		4.39%	182,769

France
Communications		3.77%	156,866
Total France (cost $117,042)		3.77%	156,866

Hong Kong
Technology		0.26%	10,990
Total Hong Kong (cost $0)		0.26%	10,990

Ireland
Industrial		0.01%	354
Total Ireland (cost $0)		0.01%	354

United States
Basic Materials		3.91%	162,736
Communications
CBS Corporation	4,223	6.47%	269,174
News Corporation	11,640	5.04%	209,753
Other*		13.09%	544,705
Consumer*		12.42%	516,890
Energy		1.81%	75,297
Financial*		6.03%	250,796

*	No individual investment constitutes more than 5% of net assets.

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2013

	Number of	%
	Shares or	of
December 31, 2013	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Common stocks (continued)
United States (continued)
Industrial		0.96%	40,074
Technology		4.61%	192,041
Total United States (cost $2,055,664)		54.34%	2,261,466

Total common stocks (cost $2,601,771)		68.38%	2,845,588

Convertible bond
United States
Communications
Alaska Communications Systems Group	324,000	6.34%	264,060
Total United States (cost $261,486)		6.34%	264,060

Total convertible bond (cost $261,486)		6.34%	264,060

Convertible preferred stocks
United States
Financial		3.18%	132,423
Total United States (cost $120,136)		3.18%	132,423

Total convertible preferred stocks (cost $120,136)		3.18%	132,423

Corporate bonds
Canada
Industrial		3.27%	135,930
Total Canada (cost $136,765)		3.27%	135,930

Jersey
Consumer
Aston Martin Capital Ltd	196,000	8.48%	352,957
Total Jersey (cost $313,543)		8.48%	352,957

Marshall Island
Energy
Ocean Rig UDW Incorporated	200,000	5.11%	212,500
Total Marshall Island (cost $208,294)		5.11%	212,500

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2013

	Number of	%
	Shares or	of
December 31, 2013	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Corporate bonds (continued)
United States
Basic Materials		4.18%	173,825
Communications*		8.88%	369,655
Consumer
Bon-Ton Stores Incorporated	342,000	8.23%	342,428
Chukchansi Economic Development	603,000	9.56%	397,980
Authority
Other*		7.68%	319,702
Energy*		7.66%	318,770
Financial
Emigrant Bancorp Incorporated	210,000	5.13%	213,675
Total United States (cost $2,038,199)		51.32%	2,136,035

Total corporate bonds (cost $2,696,801)		68.18%	2,837,422

Warrants
United States
Consumer		0.14%	5,827
Total United States (cost $107,082)		0.14%	5,827

Total Warrants (cost $107,082)		0.14%	5,827

Other debt obligations
United States
Consumer
Global Aviation Holding Incorporated	487,555	9.58%	398,548
Financial		2.63%	109,554
Technology		2.82%	117,600
Total United States (cost $364,273)		15.03%	625,702

Total debt securities (cost $364,273)		15.03%	625,702

*	No individual investment constitutes more than 5% of net assets.

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at December 31, 2013

	Number of	%
	Shares or	of
December 31, 2013	Principle Amount	Net Assets	Fair Value

Purchased call options
United States
Communications		0.04%	1,838
Index Funds		0.03%	1,050

Purchased put option
Consumer		0.04%	1,550
Index Funds		0.20%	8,402
Total option contracts (cost $35,657)		0.31%	12,840

Total investment in securities (cost $6,251,977)		163.68%	$6,812,034

Securities sold short
Exchange-traded funds
United States
Funds
iShares Russell 2000 ETF	2,713	7.52%	312,972
Other		4.61%	191,965
Total exchange traded funds (proceeds $494,553)		12.13%	504,937

Written call options
United States
Communications		0.05%	1,980
Consumer		0.01%	272
Financial		0.04%	1,645
Index Funds		0.00%	150

Written put options
United States
Communications		0.09%	3,850
Consumer		0.04%	1,655
Index Funds		0.17%	7,023
Total option contracts (proceeds $30,254)		0.40%	16,575

Total securities sold short (proceeds $524,807)		12.53%	$521,512

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Operations
(Expressed in U.S. Dollars)
Year Ended December 31, 2013

Investment income
Interest	$697,832
Dividends (net of withholding taxes of $7,467)	106,143
Other income	20,705

Net investment income	824,680

Expenses
Interest and dividends	248,793
Administrative fees	56,500
Amortization expense	3,762
Professional fees	72,763
Other	32,434

Total expenses	414,252

Net investment income	410,428

Net realized and change in unrealized gain (loss) on investments and foreign currencies
Net realized gain from investments and foreign currencies	200,737
Net change in unrealized gain from securities and foreign currencies	595,369
Net realized loss from derivative contracts	(147,205)
Net unrealized loss from derivative contracts	(104,621)
Amortization of bonds	134,846

Net realized and change in unrealized gains on investments and foreign currencies	679,126

Net increase in net assets resulting from operations	$1,089,554

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Changes in Net Assets
(Expressed in U.S. Dollars)
Year Ended December 31, 2013

Increase in net assets from operations
Net investment income	$410,428
Net realized gain from investments and foreign currencies	200,737
Net change in unrealized gain from securities and foreign currencies	595,369
Net realized loss from derivative contracts	(147,205)
Net unrealized loss from derivative contracts	(104,621)
Amortization of bonds	134,846

Net increase in net assets resulting from operations	1,089,554

Increase (decrease) in net assets from capital transactions
Issuance of shares	1,151,615
Redemption of shares	(8,688,264)

Net decrease in net assets resulting from capital transactions	(7,536,649)

Net decrease in net assets	(6,447,095)

Net assets, beginning of year	10,608,805

Net assets, end of year	$4,161,710

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Cash Flows
(Expressed in U.S. Dollars)
Year Ended December 31, 2013

Cash flows from operating activities
Increase in net assets resulting from operations	$1,089,554
Adjustments to reconcile net assets resulting from operations to net cash provided by operating activities
Net realized gain on investments and foreign currencies	(200,737)
Net change in unrealized gain on securities and foreign currencies	(595,369)
Net realized loss from derivative contracts	147,205
Net unrealized loss from derivative contracts	104,621
Amortization of bonds	(134,846)
Purchase of investments	(23,213,186)
Purchase of derivative contracts	(1,003,387)
Sales of investments	25,865,813
Sales of derivative contracts	845,963
Changes in operating assets and liabilities
(Increase) decrease in:
Accrued bond interest on long positions	69,718
Due from broker	4,156,408
Due from related party	(8,041)
Interest and dividends receivable	(19,770)
Organizational costs	3,762
Prepaid expenses	(7,286)
Increase (decrease) in:
Due to broker	335,962
Due to participant	11,213
Payable due from purchases of investments	(502,949)
Accrued expenses	(1,785)
Interest and dividend payable	507

Net cash provided by operating activities	6,943,370

Cash flows from financing activities
Proceeds from issuance of shares	1,151,615
Payments for redemption of shares	(8,094,985)

Net cash used in financing activities	(6,943,370)

Net change in cash and cash equivalents	—

Cash and cash equivalents, beginning of year	—

Cash and cash equivalents, end of year	$—

Supplemental cash flow information:
Interest received	$678,164
Dividends received	$106,540

See accompanying notes to financial statements.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements
(Expressed in U.S. Dollars)

1.	Business

Tiburon Credit Opportunities Master Fund, Ltd. (the “Master Fund”) is an investment company which was formed under the laws of the Cayman Islands and commenced operations on February 1, 2010. The Master Fund was organized for the purpose of trading and investment in securities and has two shareholders: Tiburon Credit Opportunities Fund, L.P. (the “Domestic Feeder Fund”), a Delaware investment partnership and Tiburon Credit Opportunities Offshore Fund, Ltd. (the “Offshore Feeder Fund”), a Cayman Islands investment company (collectively the “Feeder Funds”). Both Feeder Funds invest substantially all their assets in the Master Fund. Pursuant to an investment management agreement, the Master Fund is managed by Tiburon Capital Management, LLC (the “Investment Manager”).

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States (“U.S.”) dollars.

Investment Transactions

The Master Fund records investment transactions based on the trade date. Realized gains and losses on investment transactions are determined on a first in/first out basis. Dividend income, net of foreign withholding taxes and dividend expense are recognized on the ex-dividend date; and interest income and expense are recognized on an accrual basis. Interest income and interest expense include the accretion and amortization of the discount or premium on debt instruments based on the effective yield methodology. Withholding taxes on foreign dividends have been provided for in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Master Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in fair value of securities owned or securities sold, not yet purchased. Such fluctuations are included with net realized gain (loss) from securities and net change in unrealized gain (loss) on securities in the statement of operations.

Valuation of Investments

Listed securities are valued at the last reported sales price on the date of determination on a national securities exchange or as reported on the NASDAQ national market. Securities that are not traded on a listed securities exchange are valued based on one or more market quotations (if available) received from independent pricing sources or brokers/ counterparties who are active in the instrument.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

2.	Summary of Significant Accounting Policies (continued)

Valuation of Investments (continued)

The fair value of debt securities is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used is for the same maturity as the debt. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit defaults swap spreads, and recovery rates based on collateral values as key inputs.

Investments in derivative instruments are valued on a national securities exchange or as reported on the NASDAQ national market. Derivatives include option contracts related to equity prices or commodity prices.

Fair Value of Financial Instruments

The Master Fund values all investments at fair value. U.S. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs are inputs that market participants would use in pricing the investment based on available market data. Unobservable inputs are inputs that reflect the Master Fund’s assumptions about the factors market participants would use in valuing the investment based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the observability of inputs as follows:

Level 1 - Valuations based on quoted prices in active markets for identical investments.

Level 2 - Valuations based on (i) quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly; (ii) quoted prices for similar investments in active markets; and (iii) inputs other than quoted prices that are observable or inputs derived from or corroborated by market data for substantially the full term of the investment.

Level 3 - Valuations based on inputs that are unobservable, supported by little or no market activity and that are significant to the overall fair value measurement.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, such as, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Investment Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

2.	Summary of Significant Accounting Policies (continued)

Securities Sold, Not Yet Purchased

The Master Fund has sold securities that it does not own (i.e., securities sold short) and will, therefore, be obligated to purchase such securities at a future date. The Master Fund has recorded this obligation on the statement of assets and liabilities at the year-end fair value of the securities. There is an element of market risk in that, if the securities sold short increase in value, it will be necessary to purchase the securities sold short at a cost in excess of the obligation reflected in the statement of assets and liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in amount, will be recognized upon the termination of a short sale.

Redemptions Payable

Redemptions with an effective date as of or prior to year-end which have not been paid are recorded as redemptions payable on the statement of assets and liabilities.

Income Taxes

The Master Fund is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In certain jurisdictions other than the Cayman Islands, taxes may be withheld at source jurisdiction on dividends and interest received by the Master Fund. Capital gains derived by the Master Fund in such jurisdictions generally will be exempt from foreign income or withholding taxes at source.

The Master Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Master Fund measures the tax benefit as the largest amount of benefit that is greater than 50% likely being realized upon ultimate settlement. The Master Fund is subject to potential examination by taxing authorities in various jurisdictions. The open tax years under potential examination vary by jurisdiction. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in the statement of operations. As of December 31, 2013, there was no impact to the financial statements relating to accounting for uncertainty in income taxes.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund’s management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of gains (losses), income and expenses during the reporting period. Actual results could differ from those estimates.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

2.	Summary of Significant Accounting Policies (continued)

Organization Costs

Organization costs are stated net of accumulated amortization. Management has elected to capitalize organization costs of $18,812 and amortize them on a straight-line method over 60 months. Accumulated amortization is $12,541 at December 31, 2013. Management believes this method to be more equitable to the investors than U.S. GAAP, which requires organization costs to be expensed as incurred, resulting in the original investors bearing all such costs. Amortization expense for the year ended December 31, 2013 is $3,762.

3.	Significant Risk Factors

In the normal course of business, the Master Fund enters into transactions in various financial instruments. The Master Fund’s financial instruments are subject to, but are not limited to, the following risks:

Off-Balance Sheet Risk

Some of the Master Fund’s financial instruments contain off-balance sheet risk. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specific future dates. The changes in the fair value of the financial instruments underlying derivatives and the obligation to purchase securities sold short may be in excess of the amounts recognized in the statement of assets and liabilities.

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument or underlying of a derivative.

Credit Risk

Credit risk represents the potential loss that the Master Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Master Fund. The Master Fund minimizes its exposure to credit risk by conducting transactions with established, reputable financial institutions. Counterparty exposure is monitored on a regular basis.

The clearing and depository operations for the Master Fund’s securities transactions are provided by Interactive Brokers LLC and Concept Capital Markets, LLC, global financial institutions pursuant to prime brokerage and other related agreements. These brokers are members of major securities exchanges. The Master Fund is subject to credit risk should the brokers be unable to fulfill their obligations.

The cash at U.S. based brokers, at times, may exceed the amount insured by the Securities Investor Protection Corporation.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

3.	Significant Risk Factors (continued)

Liquidity Risk

Liquidity risk represents the possibility that the Master Fund may not be able to sell its positions in times of low trading volume, high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents the effect from a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Currency Risk

The Master Fund is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of the Master Fund’s assets and liabilities denominated in currencies other than the U.S. dollar.

Political Risk

The Master Fund is exposed to political risk to the extent that its Investment Manager, on its behalf, and subject to its investment guidelines, trades securities that are listed on various foreign exchanges and markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on the Master Fund’s investment strategy.

Prepayment Risk

Most senior floating rate interests and certain debt securities allow for prepayment of principle without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to debt securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

4.	Financial Instruments and Fair Value

The following are classes of investment measured at fair value on a recurring basis at December 31, 2013 grouped by the fair value hierarchy:

	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Assets, at fair value	(Level 1)	(Level 2)	(Level 3)	Total

Investments
Common stocks
Basic Materials	$218,578	$—	$—	$218,578
Communications	1,180,498	—	—	1,180,498
Consumer	516,890	—	—	516,890
Energy	208,324	—	—	208,324
Financial	350,912	—	—	350,912
Industrial	167,355	—	—	167,355
Technology	192,041	—	10,990	203,031

Corporate bonds
Basic Materials	—	173,825	—	173,825
Communications	—	369,655	—	369,655
Consumer	—	1,413,067	—	1,413,067
Energy	—	531,270	—	531,270
Financial	—	213,675	—	213,675
Industrial	—	135,930	—	135,930

Other debt obligations
Consumer	—	—	398,548	398,548
Financial	—	109,554	—	109,554
Technology	—	117,600	—	117,600

American depository receipts
Communications	88,172	—	—	88,172

Convertible bonds
Communications	—	264,060	—	264,060

Convertible preferred stocks
Financial	—	132,423	—	132,423

Total investments	$2,922,770	$3,461,059	$409,538	$6,793,367

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

4.	Financial Instruments and Fair Value (continued)

	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Assets, at fair value	(Level 1)	(Level 2)	(Level 3)	Total
Warrants
Consumer	$94	$—	$5,733	$5,827

Derivative contracts purchased
Call options	2,888	—	—	2,888
Put options	9,952	—	—	9,952

Total derivative contracts purchased	12,934	—	5,733	18,667

Total investments and derivatives	$2,935,704	$3,461,059	$415,271	$6,812,034

	Quoted Prices	Significant
	In Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Liabilities, at fair value	(Level 1)	(Level 2)	(Level 3)	Total

Securities sold short
Exchange-traded funds	$504,937	$—	$—	$504,937

	504,937	—	—	504,937

Derivative contracts written
Call options	4,047	—	—	4,047
Put options	12,528	—	—	12,528

	16,575	—	—	16,575

Total investments and derivatives	$521,512	$—	$—	$521,512

During the year ended December 31, 2013, there were no transfers in or out of Levels 1 or 2 of the fair value hierarchy. The Master Fund’s policy is to recognize transfers in and transfers out as of the beginning of the year.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

4.	Financial Instruments and Fair Value (continued)

The changes in Level 3 assets measured at fair value on a recurring basis are summarized as follows for the twelve month period ended December 31, 2013.

	Common	Other Debt
	Stocks	Obligations	Warrants

Balance, January 1, 2013	$—	$—	$—
Realized and unrealized gains(losses) included in earnings	—	239,174	(101,349)
Purchases, settlements, paydowns, and maturities		2,947	—
Transfer into Level 3	10,990	456,427	107,082

Balance, December 31, 2013	$10,990	$698,548	$5,733

Level 3 investments at December 31, 2013 were a result of an investment in a Company that filed for bankruptcy therefore it was determined that there was not an active market for that investment. Level 3 valuations are based on peer comparisons. Monthly Operating Reports (“MOR’s”) filed with the courts to determine Earnings Before Interest Tax and Depreciation (“EBITDA”), utilizing past performance pre-bankruptcy and the MOR’s from filing to date to estimate a low, base and high case annualized EBITDA. In addition, Management reviews competitors in the company’s transport businesses to determine an average industry multiple based on where peer’s EBITDA divided in Enterprise Value to determine a multiple. A discount is applied to the estimated industry multiple to account for a forced seller (the bankruptcy estate) and multiplied our low, medium and high cases to estimate a Going Concern Value for the investment. That estimate was then reviewed by a valuation team.

5.	Derivative Contracts

In the general course of business, the Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Master Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risk; equity price risks. In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk due to the possible inability of its counterparties to meet the terms of their contracts.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

5.	Derivative Contracts (continued)

Options

The Master Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Master Fund may enter into options to speculate on the price movements of the financial instruments underlying the options, or for use as an economic hedge against certain equity positions held in the Master Fund’s portfolio. Option contracts give the Master Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset.

Options written obligate the Master Fund to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset. Options written by the Master Fund may expose the Master Fund to equity price risk of an unfavorable change in the financial instrument underlying the written options.

The Master Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Fund is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Fund considers the characteristics in addition to the level of exposure of the intermediary counterparty to its option transactions in evaluating potential credit risk.

Volume of Derivative Activities

The following table sets forth the gross fair value of derivative contracts by major risk type as of December 31, 2013. The fair values of these derivatives are presented on a gross basis, even when derivatives are subject to master netting agreements. In addition, any cash collateral payables and receivables associated with the derivatives have not been added or netted against the fair value amounts. The table also includes information on the volume of derivative activity based on the notional value/number of contracts open at December 31, 2013.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

5.	Derivative Contracts (continued)

Volume of Derivative Activities (continued)

			Net Realized Loss	Net Unrealized Loss
	Derivative	Derivative	from Derivative	from Derivative
Primary Underlying Risk	Assets	Liabilities	Contracts	Contracts

Equity price
Options	$12,840	($16,575)	($147,205)	($104,621)
Warrants	5,827	—	—	43
	$18,667	($16,575)	($147,205)	($104,578)

Notional amounts presented for options are based on the fair value of the underlying shares as if the options were exercised at December 31, 2013.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of assets and liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2013. The following table also identifies the net gain and loss amounts included in the statement of operations as net loss from derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2013.

			Net realized
			and change in
			unrealized loss
	Derivative	Derivative	from derivative
Primary Underlying Risk - 2013	Assets	Liabilities	contracts

Equity Price
Options	$12,840	($16,575)	($150,521)
Warrants	5,827	—	43

	$18,667	$(16,576)	$(150,478)

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

6.	Share Capital

The Master Fund has authorized 5,000,000 redeemable share of $.01 par value authorized per share. The Article of Association of the Master Fund provides that the Directors, in their discretion, may authorize the division of participating Share into any number of Classes and series thereof. Shares are generally issued the first business day of each month at $1,000 per share. Redemptions generally occur at the end of the month at the NAV per share at the end of that month.

Transactions in capital shares during the period, and the shares outstanding and the net asset value (“NAV”) per share as of December 31, 2013, for each class and series of shares are as follows:

December 31, 2013	Beginning Shares	Shares Issued	Shares Redeemed	Ending Shares

Class A
Series LP	8402.28	588.62	(6,606.84)	2,384.06

Class B
Series Ltd.	154.61	312.09	(25.50)	441.20

December 31, 2013	Amounts Issued	Amounts Redeemed	Net Assets	NAV per Share

Class A
Series LP	$753,615	$(8,654,636)	$3,517,878	$1,475.58

Class B
Series Ltd.	$398,000	(33,614)	643,832	$1,459.28

	$1,151,615	$(8,688,250)	$4,161,710

Shareholders have redemption rights which contain restrictions with respect to rights of redemption of shares as specified in the offering memorandum.

7.	Related Party Transactions

The Investment Manager of the Master Fund is also the Investment Manager of the Feeder Funds. The Investment Manager receives a management fee and performance reallocation/fee which is charged at the Feeder Funds level.

8.	Administrative Fees

Admiral Administration (US) LLC (the “Administrator”) serves as the Master Fund’s administrator and performs certain administrative and clerical services on behalf of the Master Fund.

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)
(Expressed in U.S. Dollars)

9.	Financial Highlights

Financial highlights for the year ended December 31, 2013 are as follows:

	Class A	Class B
	Series LP	Series Ltd.

Per share operating performance
Net asset value, beginning of year	$1,239.76	$1,241.96

Income (loss) from investment operations
Net investment income	91.66	75.20
Net realized and change in unrealized gain (loss) on investments and foreign currency	168.87	166.73
Total expenses	(24.71)	(24.57)

Total from investment operations	235.82	217.32

Net increase in net assets resulting from operations	$1,475.58	$1,459.28

Total return	19.02%	17.50%

Expenses (including interest and dividends)	(1.74)%	(1.95)%

Net investment income	6.89%	5.99%

Financial highlights are calculated for each permanent, non-managing class or series of common shares. An individual shareholder’s return and ratios may vary based on the timing of share transactions.

10.	Subsequent events

Management has evaluated the possibility of subsequent events existing in the Master Fund’s financial statements through May 6, 2014, the date the financial statements were available to be issued. Management has determined that there are no material events that would require adjustment to or disclosure in the Master Fund’s financial statements other than those listed below.

From January 1, 2014 through May 6, 2014, the Master Fund accepted additional share subscriptions of approximately $288,350 and had no additional share redemptions.

23

Tel: +1 (345) 943-8800 Fax: + 1 (345) 943-8801 Email: mail@bdo.ky www.bdo.ky	PO Box 31118 2nd Floor - Building 3 Governors Square 23 Lime Tree Bay Avenue Grand Cayman KY1-1205 Cayman Islands

Independent Auditor’s Report

To the Directors of
Tiburon Credit Opportunities Master Fund, Ltd.
Grand Cayman, Cayman Islands

We have audited the accompanying schedule of investments of Tiburon Credit Opportunities Master Fund, Ltd., as of December 31, 2013.

Management’s Responsibility for the Schedule of Investments

Management is responsible for the preparation and fair presentation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the schedule of investments that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the schedule of investments based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts in the schedule of investments. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the schedule of investments, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation of the schedule of investments in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the schedule of investments referred to above presents fairly, in all material respects, the financial opinion of Tiburon Credit Opportunities Master Fund, Ltd. as of December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

May 06, 2014

BDO Cayman Ltd., a Cayman Islands company, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2013

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
American Depository Receipts
Britain
Communications
VODAFONE GROUP PLC-SP ADR	2,243.00	64,770.99	88,172.33	2.12%
Communications Total	2,243.00	64,770.99	88,172.33	2.12%
Britain Total	2,243.00	64,770.99	88,172.33	2.12%
American Depository Receipts Total	2,243.00	64,770.99	88,172.33	2.12%
Common Stock
Bermuda
Energy
ENERGY XXI BERMUDA	4,916.00	124,531.81	133,026.96	3.20%
Energy Total	4,916.00	124,531.81	133,026.96	3.20%
Financial
ASSURED GUARANTY LTD	4,244.00	82,803.18	100,115.96	2.41%
Financial Total	4,244.00	82,803.18	100,115.96	2.41%
Bermuda Total	9,160.00	207,334.99	233,142.92	5.61%
Canada
Basic Materials
MAG SILVER CORP	10,807.00	96,066.98	55,842.27	1.34	% (a)
Basic Materials Total	10,807.00	96,066.98	55,842.27	1.34%
Industrial
NORBORD INC	3,990.00	125,662.71	126,927.29	3.05%
Industrial Total	3,990.00	125,662.71	126,927.29	3.05%
Canada Total	14,797.00	221,729.69	182,769.56	4.39%
France
Communications
VIVENDI	5,933.00	117,042.11	156,866.36	3.77%
Communications Total	5,933.00	117,042.11	156,866.36	3.77%
France Total	5,933.00	117,042.11	156,866.36	3.77%
Hong Kong
Technology
CDC CORP-CL A	23,382.00	—	10,989.54	0.26	% (a)
Technology Total	23,382.00	—	10,989.54	0.26%
Hong Kong Total	23,382.00	—	10,989.54	0.26%
Ireland
Industrial
ALLEGION PLC	8.00	0.16	353.52	0.01	% (a)
Industrial Total	8.00	0.16	353.52	0.01%
Ireland Total	8.00	0.16	353.52	0.01%
United States
Basic Materials
ASHLAND INC	1,677.00	148,233.23	162,736.08	3.91%
Basic Materials Total	1,677.00	148,233.23	162,736.08	3.91%
Communications
CBS CORP-CLASS B NON VOTING	4,223.00	210,356.15	269,174.02	6.47%
EQUINIX INC	409.00	70,728.82	72,577.05	1.74	% (a)
FTD GROUP INC	5,456.00	175,221.44	177,756.47	4.27	% (a)
GLOBALSTAR INC	15,455.00	27,231.71	27,046.25	0.65	% (a)
LEE ENTERPRISES	7,988.00	26,514.08	27,718.36	0.67	% (a)
NEWS CORP - CLASS A	11,640.00	165,916.46	209,752.80	5.04	% (a)
SINCLAIR BROADCAST GROUP -A	1,128.00	31,804.75	40,303.44	0.97%
TELEPHONE AND DATA SYSTEMS	1,080.00	30,736.37	27,842.40	0.67%
TRIBUNE CO/NEW	429.00	25,988.82	33,204.60	0.80	% (a)
US CELLULAR CORP	708.00	31,166.16	29,608.56	0.71	% (a)
VERIZON COMMUNICATIONS INC	2,211.00	107,114.77	108,648.54	2.61%
Communications Total	50,727.00	902,779.53	1,023,632.49	24.60%
Consumer
BEAM INC	2,080.00	135,117.73	141,564.80	3.40%
BIOMARIN PHARMACEUTICAL INC	368.00	26,239.60	25,888.80	0.62	% (a)
GENERAL MOTORS CO	1,937.00	78,111.45	79,165.19	1.90	% (a)
HERTZ GLOBAL HOLDINGS INC	811.00	20,429.41	23,210.82	0.56	% (a)
PHILIP MORRIS INTERNATIONAL	1,230.00	109,849.76	107,169.90	2.58%

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2013

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
SERVICE CORP INTERNATIONAL	7,716.00	140,019.41	139,891.08	3.36%
Consumer Total	14,142.00	509,767.36	516,890.59	12.42%
Energy
ENERGY PARTNERS LTD	2,642.00	84,150.20	75,297.00	1.81	% (a)
Energy Total	2,642.00	84,150.20	75,297.00	1.81%
Financial
FIDELITY NATIONAL FINL-A	3,193.00	104,558.94	103,612.85	2.49	% (a)
NORTHSTAR REALTY FINANCE COR	10,943.00	97,744.65	147,183.35	3.54%
Financial Total	14,136.00	202,303.59	250,796.20	6.03%
Industrial
POINT BLANK SOLUTIONS INC	20,586.00	8,465.08	5,146.50	0.12	% (a)
ROADRUNNER TRANSPORTATION SY	1,296.00	32,169.24	34,927.20	0.84	% (a)
Industrial Total	21,882.00	40,634.32	40,073.70	0.96%
Technology
ACTIVISION BLIZZARD INC	9,285.00	141,546.95	165,551.55	3.98	% (a)
COMPUWARE CORP	2,363.00	26,250.57	26,489.23	0.64	% (a)
TRIDENT MICROSYSTEMS INC	439,754.00	—	—	0.00	% (a)
Technology Total	451,402.00	167,797.52	192,040.78	4.62%
United States Total	556,608.00	2,055,665.75	2,261,466.84	54.35%
Common Stock Total	609,888.00	2,601,772.70	2,845,588.74	68.39%
Convertible Bonds
United States
Communications
ALASKA COMM SYSTEMS GROU 6.250% 05/01/18 SR:144A CVT	324,000.00	261,485.72	264,060.00	6.34	% (b)
Communications Total	324,000.00	261,485.72	264,060.00	6.34%
United States Total	324,000.00	261,485.72	264,060.00	6.34%
Convertible Bonds Total	324,000.00	261,485.72	264,060.00	6.34%
Convertible Preferred Bonds
United States
Financial
WEYERHAEUSER CO 6.375% 07/01/16 SR:A CVT	2,363.00	120,135.61	132,422.52	3.18%
Financial Total	2,363.00	120,135.61	132,422.52	3.18%
United States Total	2,363.00	120,135.61	132,422.52	3.18%
Convertible Preferred Bonds Total	2,363.00	120,135.61	132,422.52	3.18%
Corporate Bonds
Canada
Industrial
TERVITA CORP 9.750% 11/01/19 SR:REGS	138,000.00	136,765.42	135,930.00	3.27	% (c)
Industrial Total	138,000.00	136,765.42	135,930.00	3.27%
Canada Total	138,000.00	136,765.42	135,930.00	3.27%
Jersey
Consumer
ASTON MARTIN CAPITAL LTD 9.250% 07/15/18 SR:REGS	196,000.00	313,542.54	352,957.02	8.48	% (c)
Consumer Total	196,000.00	313,542.54	352,957.02	8.48%
Jersey Total	196,000.00	313,542.54	352,957.02	8.48%
Marshall Island
Energy
OCEAN RIG UDW 9.500% 04/27/16	200,000.00	208,294.07	212,500.00	5.11%
Energy Total	200,000.00	208,294.07	212,500.00	5.11%
Marshall Island Total	200,000.00	208,294.07	212,500.00	5.11%
United States
Basic Materials
ROCKWOOD SPECIALTIES GRO 4.625% 10/15/20	170,000.00	169,187.00	173,825.00	4.18%
Basic Materials Total	170,000.00	169,187.00	173,825.00	4.18%
Communications
CLEAR CHANNEL COMMUNICAT 5.500% 09/15/14	150,000.00	147,811.19	149,250.00	3.59%
CLEAR CHANNEL COMMUNICAT 5.500% 12/15/16	102,000.00	92,018.51	90,525.00	2.18%
US CELLULAR CORP 6.700% 12/15/33	136,000.00	132,499.42	129,880.00	3.12%
Communications Total	388,000.00	372,329.12	369,655.00	8.89%
Consumer
BON-TON DEPT STORES 10.625% 07/15/17 SR:144A	342,000.00	343,996.31	342,427.50	8.23	% (b)
CHUKCHANSI ECO DEV AUTH 9.750% 05/30/20 SR:144A	459,000.00	284,360.20	302,940.00	7.28	% (b)

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2013

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
CHUKCHANSI ECO DEV AUTH 9.750% 05/30/20 SR:REGS	144,000.00	89,476.04	95,040.00	2.28	% (c)
JC PENNEY CORP INC 6.375% 10/15/36	74,000.00	55,529.73	54,945.00	1.32%
KINETICS CONCEPT/KCI USA 12.500% 11/01/19 SR:144A	103,000.00	102,577.85	116,390.00	2.80	% (b)
NEEBO INC 15.000% 06/30/16 SR:144A	140,300.00	112,466.66	148,367.25	3.57	% (b)
Consumer Total	1,262,300.00	988,406.79	1,060,109.75	25.48%
Energy
EPL OIL & GAS INC 8.250% 02/15/18	165,000.00	166,709.41	176,962.50	4.25%
SUNCOKE ENERGY INC 7.625% 08/01/19	131,000.00	134,407.57	141,807.50	3.41%
Energy Total	296,000.00	301,116.98	318,770.00	7.66%
Financial
EMIGRANT BANCORP 6.250% 06/15/14 SR:144A	210,000.00	207,158.83	213,675.00	5.13	% (b)
Financial Total	210,000.00	207,158.83	213,675.00	5.13%
United States Total	2,326,300.00	2,038,198.72	2,136,034.75	51.34%
Corporate Bonds Total	2,860,300.00	2,696,800.75	2,837,421.77	68.20%
Equity Option Call
United States
Communications
EQIX US 03/22/14 C200	7.00	2,369.75	1,837.50	0.04%
Communications Total	7.00	2,369.75	1,837.50	0.04%
United States Total	7.00	2,369.75	1,837.50	0.04%
Equity Option Call Total	7.00	2,369.75	1,837.50	0.04%
Equity Option Put
United States
Consumer
JCP US 01/18/14 P8	100.00	9,103.56	1,550.00	0.04%
Consumer Total	100.00	9,103.56	1,550.00	0.04%
Index Funds
SPY US 02/22/14 P178	41.00	14,166.95	5,514.50	0.13%
Index Funds Total	41.00	14,166.95	5,514.50	0.13%
United States Total	141.00	23,270.51	7,064.50	0.17%
Equity Option Put Total	141.00	23,270.51	7,064.50	0.17%
Index Option Call
United States
Index Funds
VIX US 01/22/14 C20	60.00	8,744.12	1,050.00	0.03%
Index Funds Total	60.00	8,744.12	1,050.00	0.03%
United States Total	60.00	8,744.12	1,050.00	0.03%
Index Option Call Total	60.00	8,744.12	1,050.00	0.03%
Index Option Put
United States
Index Funds
VIX US 01/22/14 P14	33.00	1,271.67	2,887.50	0.07%
Index Funds Total	33.00	1,271.67	2,887.50	0.07%
United States Total	33.00	1,271.67	2,887.50	0.07%
Index Option Put Total	33.00	1,271.67	2,887.50	0.07%
Other Debt Obligations
United States
Consumer
GLOBAL AVIATION HLDG INC 10.000% 8/13/2017 - EXIT 1ST	364,787.04	117,742.62	364,787.04	8.77%
GLOBAL AVIATION HLDG INC 3.000% 2/13/2018 - EXIT 2ND	122,768.12	41,631.88	33,761.25	0.81%
Consumer Total	487,555.16	159,374.50	398,548.29	9.58%
Financial
CWL 2007-S1 A3 FLT 11/25/36 SR:S1 Tranche:A3	117,800.47	86,547.52	109,554.43	2.63%
Financial Total	117,800.47	86,547.52	109,554.43	2.63%
Technology
Attachmate Corporation Term Loan	120,000.00	118,350.00	117,600.00	2.83%
Technology Total	120,000.00	118,350.00	117,600.00	2.83%
United States Total	725,355.63	364,272.02	625,702.72	15.04%
Other Debt Obligations Total	725,355.63	364,272.02	625,702.72	15.04%
Warrants
United States
Consumer

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2013

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
GENERAL MOTORS-CW19	4.00	—	92.48	0.00	% (a)
GLOBAL AVIATION INC - WARRANTS	19,770.00	107,082.00	5,733.31	0.14	% (a)
Consumer Total	19,774.00	107,082.00	5,825.79	0.14%
United States Total	19,774.00	107,082.00	5,825.79	0.14%
Warrants Total	19,774.00	107,082.00	5,825.79	0.14%
Total Investments in Securities - Long	4,544,164.63	6,251,975.84	6,812,033.37	163.72%

TOTAL INVESTMENTS IN SECURITIES - LONG (Cost - $6,251,975.84)(d)	6,812,033.37	163.72%
TOTAL INVESTMENTS IN SECURITIES - SOLD SHORT (Proceeds - $524,806.66)	(521,511.37)	-12.53%
OTHER ASSETS LESS LIABILITIES	(2,128,812.00)	-51.19%
NET ASSETS	4,161,710.00	100.00%

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
Equity Option Call
United States
Communications
CBS US 03/22/14 C65	(8.00)	(1,267.69)	(1,980.00)	-0.05	% (a)
Communications Total	(8.00)	(1,267.69)	(1,980.00)	-0.05%
Consumer
GM US 01/18/14 C43	(8.00)	(311.71)	(272.00)	-0.01	% (a)
Consumer Total	(8.00)	(311.71)	(272.00)	-0.01%
Financial
NRF US 03/22/14 C12.5	(14.00)	(328.50)	(1,645.00)	-0.04	% (a)
Financial Total	(14.00)	(328.50)	(1,645.00)	-0.04%
United States Total	(30.00)	(1,907.90)	(3,897.00)	-0.10%
Equity Option Call Total	(30.00)	(1,907.90)	(3,897.00)	-0.10%
Equity Option Put
United States
Communications
EQIX US 03/22/14 P165	(7.00)	(11,251.70)	(3,850.00)	-0.09	% (a)
Communications Total	(7.00)	(11,251.70)	(3,850.00)	-0.09%
Consumer
HTZ US 03/22/14 P23	(22.00)	(2,716.17)	(605.00)	-0.01	% (a)
HTZ US 03/22/14 P24	(20.00)	(2,309.24)	(900.00)	-0.02	% (a)
JCP US 01/18/14 P5	(100.00)	(2,596.39)	(150.00)	0.00	% (a)
Consumer Total	(142.00)	(7,621.80)	(1,655.00)	-0.03%
Index Funds
SPY US 02/22/14 P167	(41.00)	(4,733.96)	(1,742.50)	-0.04	% (a)
Index Funds Total	(41.00)	(4,733.96)	(1,742.50)	-0.04%
United States Total	(190.00)	(23,607.46)	(7,247.50)	-0.16%
Equity Option Put Total	(190.00)	(23,607.46)	(7,247.50)	-0.16%
Index Option Call
United States
Index Funds
VIX US 01/22/14 C30	(60.00)	(2,379.88)	(150.00)	0.00	% (a)
Index Funds Total	(60.00)	(2,379.88)	(150.00)	0.00%
United States Total	(60.00)	(2,379.88)	(150.00)	0.00%
Index Option Call Total	(60.00)	(2,379.88)	(150.00)	0.00%
Index Option Put
United States
Index Funds
VIX US 01/22/14 P15	(33.00)	(2,358.33)	(5,280.00)	-0.13	% (a)
Index Funds Total	(33.00)	(2,358.33)	(5,280.00)	-0.13%
United States Total	(33.00)	(2,358.33)	(5,280.00)	-0.13%
Index Option Put Total	(33.00)	(2,358.33)	(5,280.00)	-0.13%
Exchange Traded Funds
United States
Index Funds
ENERGY SELECT SECTOR SPDR	(522.00)	(43,158.63)	(46,202.22)	-1.11%

Tiburon Credit Opportunities Master Fund, Ltd.
Schedule of Investments
(expressed in US Dollars)
As at December 31, 2013

				% of Net
	Quantity	Cost / Proceeds	Fair Value	Assets
ISHARES RUSSELL 2000 ETF	(2,713.00)	(290,532.12)	(312,971.68)	-7.52%
ISHARES SILVER TRUST	(2,215.00)	(59,820.77)	(41,442.65)	-1.00	% (a)
SPDR BARCLAYS HIGH YIELD BD	(2,572.00)	(101,041.57)	(104,320.32)	-2.51%
Index Funds Total	(8,022.00)	(494,553.09)	(504,936.87)	-12.14%
United States Total	(8,022.00)	(494,553.09)	(504,936.87)	-12.14%
Exchange Traded Funds Total	(8,022.00)	(494,553.09)	(504,936.87)	-12.14%
Total Investments in Securities - Sold Short	(8,335.00)	(524,806.66)	(521,511.37)	-12.53%

(a)	Non-income producing security.

(b)	Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

Total 144a investments	1,387,859.75	33.35%

(c)	Securities exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Represents cost for federal tax purposes.

Tiburon Credit Opportunities Master
Fund, Ltd.

Unaudited Interim Financial Statements

Period from January 1, 2015 through June 30, 2015

Tiburon Credit Opportunities Master Fund, Ltd.

Contents

2

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Assets and Liabilities
(Expressed in U.S. Dollars)
As at June 30, 2015

Assets

Investments, at fair value (cost $1,793,526)	$1,737,962
Derivative contracts purchased, at fair value (cost $120,914)	19,469
Other debt obligations, at fair value (cost $270,805)	157,537
Cash and cash equivalents	592,775
Accrued interest on long positions	10,383
Receivable due from sale of investments	41,212
Due from related parties	67,941
Interest and dividends receivable, net	7,269
Organizational costs, net	627
Subscription receivable	100,000

Total assets	$2,735,175

Liabilities and Net Assets

Liabilities
Securities sold short, at fair value (proceeds $444,533)	$436,631
Derivative contracts written, at fair value (proceeds $2,265)	4,484
Due to brokers	273,292
Due to participant	184,641
Payable due from purchases of investments	46,589
Dividends and interest payable	1,052
Redemptions payable	250
Accrued expenses	41,814

Total liabilities	988,753

Net assets	$1,746,422

3

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value

Common stocks
Bermuda
Financial
Assured Guaranty Ltd	1,647	2.26%	39,512
Total Bermuda (cost $42,665)		2.26%	39,512

Britain
Consumer
GlaxoSmithKline PLC	1,681	2.00%	34,988
J Sainsbury PLC	18,951	4.53%	79,126
SABMiller PLC	486	1.45%	25,271
Smith & Nephew PLC	4,826	4.67%	81,572
Total Britain (cost $232,423)		12.65%	220,957

Canada
Basic Materials		0.57%	9,886
Total Canada (cost $9,111)		0.57%	9,886

Hong Kong
Technology		0.95%	16,673
Total Hong Kong (cost $2,607)		0.95%	16,673

Netherlands
Basic Materials
Koninklijke DSM NV	588	1.95%	34,100
Total Netherlands (cost $36,835)		1.95%	34,100

Switzerland
Basic Materials
Clariant AG	1,665	1.95%	34,136
Total Switzerland (cost $26,619)		1.95%	34,136

4

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Common stocks (continued)
United States
Basic Materials
Ashland Inc	252	1.76%	30,719
Dow Chemical Co/The	883	2.59%	45,183
Communications
Gray Television Inc	1,443	1.30%	22,626
Yahoo! Inc	842	1.89%	33,082
Other		0.58%	10,105
Consumer
Abbott Laboratories	1,133	3.18%	55,608
ADT Corp/The	909	1.75%	30,515
Dillard’s Inc	754	4.54%	79,313
Hertz Global Holdings Inc	1,207	1.25%	21,871
J.C. Penney Co Inc	2,846	1.38%	24,106
MGM Holdings Inc	1,280	5.81%	101,435
Mylan NV	964	3.75%	65,417
PepsiCo Inc	330	1.76%	30,802
Pfizer Inc	686	1.32%	23,002
Zoetis Inc	747	2.06%	36,020
Other		0.59%	10,275
Energy
Hess Corp	356	1.36%	23,809
Other		0.12%	2,080
Financial
American Capital Ltd	3,120	2.42%	42,276
FNF Group	1,996	4.23%	73,832
Northstar Realty Finance Corp	2,505	2.28%	39,830
Winthrop Realty Trust	2,178	1.89%	32,997
Other		0.95%	16,623

*	No individual investment constitutes more than 1% of net assets.

5

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Common stocks (continued)
United States (continued)
Industrial
Orbital ATK Inc	527	2.21%	38,661
Stanley Black & Decker Inc	262	1.58%	27,573
Other*		1.05%	18,329
Technology
Activision Blizzard Inc	2,387	3.31%	57,789
Other		0.35%	6,166
Total United States (cost $957,345)		57.26%	1,000,044

Total common stock (cost $1,307,605)		77.59%	1,355,308

Corporate bonds
Canada
Industrial
Tervita Corp 10.875% 02/15/18 SR:144A	42,000	1.69%	29,453
Tervita Corp 8.000% 11/15/18 SR:144A	28,000	1.47%	25,620
Total Canada (cost $64,855)		3.16%	55,073

United States
Basic Materials		0.19%	3,320
Communications
US Cellular Corp 6.700% 12/15/33	27,000	1.49%	25,954
Consumer
Avon Products Inc 5.000% 03/15/23	56,000	2.79%	48,720
Bon-Ton Dept Stores 10.625% 07/15/17	36,000	2.06%	36,000
Chukchansi Eco Dev Auth 9.750% 05/30/20 SR:144A	37,774	1.30%	22,759
Claire’s Stores Inc 8.875% 03/15/19	86,000	2.26%	39,453
JC Penney Corp Inc 5.650% 06/01/20	63,000	3.26%	56,936
Neebo Inc 15.000% 06/30/16 SR:144A	38,300	2.26%	39,449

*	No individual investment constitutes more than 1% of net assets.

6

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Corporate bonds (continued)
United States (continued)
Energy
Energy XXI Gulf Coast Inc 11.000% 03/15/20 SR:144A	41,000	2.07%	36,080
EPL Oil & Gas Inc 8.250% 02/15/18	31,000	1.08%	18,910
Total United States (cost $421,066)		18.76%	327,581

Total corporate bonds (cost $485,921)		21.92%	382,654

Warrants
United States
Consumer		0.00%	64
Total United States (cost $107,082)		0.00%	64

Total warrants (cost $107,082)		0.00%	64

Other debt obligations
United States
Consumer
Global Aviation Holdings Inc 10.000% 8/13/17 Exit 1st	364,787	2.72%	47,422
Other		0.57%	9,990
Technology
Eastman Kodak Term Loan	100,000	5.73%	100,125
Total United States (cost $270,805)		9.02%	157,537

Total debt securities (cost $270,805)		9.02%	157,537

7

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Investments in securities, at fair value (continued)

Purchased call options
United States
Funds		0.19%	3,296

Purchased put options
Bermuda
Financial		0.09%	1,647

United States
Consumer		0.18%	3,125
Financial		0.16%	2,805
Funds		0.49%	8,532

Total option contracts (cost $13,832)		1.11%	19,405

Total investment in securities (cost $2,185,245)		109.64%	$1,914,968

8

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Securities sold short, at fair value

American depository receipt
China
Communications
Alibaba Group Holding Ltd	253	1.19%	20,814
Total China (proceeds $26,797)		1.19%	20,814

Total american depository receipt (proceeds $26,797)		1.19%	20,814

Common stocks
United States
Consumer
Bob Evans Farms Inc	870	2.54%	44,414
Energy
Pioneer Natural Resources Co	138	1.10%	19,139
Total United States (proceeds $63,927)		3.64%	63,553

Total common stocks (proceeds $63,927)		3.64%	63,553

Corporate bonds
Cayman Islands
Energy
Transocean Inc 6.000% 03/15/18	45,000	2.63%	45,844
Total Cayman Islands (proceeds $42,726)		2.63%	45,844

United States
Communications
IAC/InterActiveCorp 4.875% 11/30/18	65,000	3.86%	67,478
Total United States (proceeds $67,265)		3.86%	67,478

Total corporate bonds (proceeds $109,991)		6.49%	113,322

9

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments
(Expressed in U.S. Dollars)
As at June 30, 2015

	Number of	%
	Shares or	of
	Principle Amount	Net Assets	Fair Value

Securities sold short, at fair value (continued)

Exchange-traded funds
United States
Funds
Industrial Select Sector SPDR Fund	353	1.09%	19,083
iShares Russell 2000 ETF JDR	245	1.75%	30,591
SPDR Barclays High Yield Bond EFT	509	1.12%	19,561
SPDR S&P 500 ETF Trust	714	8.42%	146,976
Other*		1.30%	22,731
Total United States (proceeds $243,818)		13.68%	238,942

Total exchange-traded funds (proceeds $243,818)		13.68%	238,942

Written put options
Bermuda
Financial		0.04%	710

United States
Consumer		0.02%	420
Funds		0.19%	3,354

Total option contracts (proceeds $2,265)		0.25%	4,484

Total securities sold short (proceeds $446,798)		25.25%	$441,115

*	No individual investment constitutes more than 1% of net assets.

10

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Operations
(Expressed in U.S. Dollars)
Period from January 1, 2015 through June 30, 2015

Investment income
Interest	$94,548
Dividends (net of withholding taxes of $572)	21,229
Other income	38

Net investment income	115,815

Expenses
Interest and dividends	74,085
Other	4,521

Total expenses	78,606

Net investment income	37,209

Net realized and change in unrealized gain (loss) from investments and foreign currencies
Net realized gain from investments and foreign currencies	82,754
Net change in unrealized loss from investments and foreign currencies	(35,352)
Net realized loss from derivative contracts	(60,442)
Net change in unrealized gain from derivative contracts	19,502

Net realized and change in unrealized gains from investments and foreign currencies	6,462

Net increase in net assets resulting from operations	$43,671

11

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Changes in Net Assets
(Expressed in U.S. Dollars)
Period from January 1, 2015 through June 30, 2015

Increase (decrease) in net assets from operations
Net investment income	$37,209
Net realized gain from investments and foreign currencies	82,754
Net change in unrealized loss from investments and foreign currencies	(35,352)
Net realized loss from derivative contracts	(60,442)
Net change in unrealized gain from derivative contracts	19,502

Net increase in net assets resulting from operations	43,671

Increase (decrease) in net assets from capital transactions
Issuance of shares – Class A	100,000
Redemption of shares – Class A	(400,000)
Redemption of shares – Class B	(718)

Net decrease in net assets resulting from capital transactions	(300,718)

Net decrease in net assets	(257,047)

Net assets, beginning of year	2,003,469

Net assets, end of year	$1,746,422

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Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Cash Flows
(Expressed in U.S. Dollars)
Period from January 1, 2015 through June 30, 2015

Cash flows from operating activities
Increase in net assets resulting from operations	$43,671
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities
Net realized gain from investments and foreign currencies	(83,264)
Net change in unrealized loss from investments and foreign currencies	40,396
Net realized loss from derivative contracts	60,442
Net change in unrealized gain from derivative contracts	(19,502)
Purchase of investments	(2,636,502)
Purchase of derivative contracts	(181,094)
Sales of investments	3,412,450
Sales of derivative contracts	155,608
Changes in operating assets and liabilities
(Increase) decrease in:
Accrued interest on long positions	11,401
Receivable due from sale of investments	(37,264)
Due from related party	(8,941)
Interest and dividends receivable	5,463
Organizational costs	1,881
Increase (decrease) in:
Due to brokers	(28,965)
Due to participant	(362,503)
Payable due from purchases of investments	(363)
Dividends and interest payable	679
Accrued expenses	(12,297)

Net cash provided by operating activities	361,296

Cash flows from financing activities
Payments for redemption of shares	(408,864)

Net cash used in financing activities	(408,864)

Net change in cash and cash equivalents	(47,568)

Cash and cash equivalents, beginning of year	640,343

Cash and cash equivalents, end of year	$592,775

Supplemental cash flow information:
Interest paid	$69,871
Dividends paid	$3,535

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Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Financial Highlights
Period from January 1, 2015 through June 30, 2015

Financial highlights for the period from January 1, 2015 through June 30, 2015 are as follows:

	Class A Shares	Class B Shares
	Series LP	Series Ltd.

Per share operating performance
Net asset value, beginning of year	$1,339.78	$1,372.98

Income from investment operations
Net gain on investments	4.34	6.86
Net investment income	29.18	26.67

Total from investment operations	33.52	33.53

Net asset value, end of year	1,373.30	1,406.51

Total return	2.50%	2.44%

Expenses (including interest and dividends)	(8.81)%	(9.11)%

Net investment income	4.25%	3.77%

The return and ratios have not been annualized.

Financial highlights are calculated for each permanent, non-managing class or series of common shares.

An individual shareholder’s return and ratios may vary based on the timing of capital share transactions.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policy

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, Tiburon Capital Management, LLC is known the “Subadviser”.

I. BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II. PROXY VOTING POLICY AND PROCEDURES

Adopted November 17, 2015

STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

• proxies are being properly voted;

• appropriate records are being retained;

• the proxy advisory firm’s conflict policies and procedures are robust; and

• there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

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If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

• keep a record of each proxy received and how voted;

• determine which accounts managed by the Advisor hold the security to which the proxy relates; and

• absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadviser of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadviser and review of the proxy advisory firm’s vote recommendation, the Advisor will:

• generally vote in accordance with the recommendation of the third party proxy advisory firm;

• generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

• generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

• whether the proposal was recommended by management, the Subadviser’s opinion of management, and the Advisor’s opinion of management;

• whether the proposal acts to entrench existing management; and

• whether the proposal fairly compensates management for past and future performance.

CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships

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with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

• If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or

• If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.

In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E. DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

• Copies of this proxy voting policy and procedures, and any amendments thereto.

• A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

• A record of each vote that Advisor casts.

• A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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